UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-03651

Touchstone Strategic Trust – June Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2015

Annual Report

Touchstone Strategic Trust

Touchstone International Small Cap Fund

Touchstone Large Cap Fund

Touchstone Small Cap Value Opportunities Fund

Touchstone Value Fund

This report identifies the Funds’ investments on June 30, 2015. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended June 30, 2015.

During the fiscal year, the global markets struggled to maintain an upward trend as investors were unsettled by the decline in oil prices, economic slowing in China and the uncertainty surrounding Greece’s status in the European Union. Oil prices declined sharply during the second half of 2014 with both supply and demand factors playing a part in the decline. Given that China is the second largest economy in the world and has been a significant global growth driver, signs of slower economic growth had investors worried about the broader implications of this slowdown on other major economies. Lastly, the first half of 2015 was punctuated by the debt negotiations between Greece and its creditors which created additional uncertainty for the markets.

U.S. equity markets moved higher during the 12-month period. The U.S. market environment generally favored larger capitalization stocks and companies with stronger growth characteristics. Economic weakness abroad and a rapidly appreciating U.S. dollar led to negative returns for developed international and emerging market equities.

Shorter term interest rates rose as the market began to assume a greater likelihood that the U.S. Federal Reserve Board would make its first foray to raising interest rates during the second half of 2015. Bond returns, as measured by the Barclays U.S. Aggregate Index, were flat as coupon income offset a slight price decline from higher interest rates. High yield bonds outperformed other sectors due to their relatively higher coupon income.

We believe that focusing on the long-term composition of your investment portfolio is essential to balancing risk and return. We recommend that you work with your financial professional on a regular basis to assess and adjust your asset allocation and diversification strategy as needed to help keep your financial goals on track.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management’s Discussion of Fund Performance (Unaudited)

Touchstone International Small Cap Fund

Sub-Advised by Copper Rock Capital Partners LLC

Investment Philosophy

The Touchstone International Small Cap Fund seeks capital appreciation by primarily investing in equity securities of non-U.S. small-cap companies diversified across sectors and industries. The Fund’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research and searches for companies believed to have strong management, superior earnings growth prospects and attractive relative valuations.

Fund Performance

The Touchstone International Small Cap Fund (Class A Shares) outperformed its benchmark, the S&P Developed Ex-U.S. Small Cap Index, for the 12-month period ended June 30, 2015. The Fund’s total return was 7.29 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -1.62 percent.

Market Environment

The global markets posted slightly negative results which fluctuated throughout the 12-month period. Investors experienced turbulent markets during July and August of 2014, which was brought on by concerns about ISIS and the Russia-Ukraine conflict, higher unemployment rates in parts of Europe (specifically France, Austria and Finland) and diverging growth rates on a global basis. As fears loomed that the economic slowdown could lead to a recession in Europe, central banks maintained interest rates at historic lows with the hopes of injecting growth into the economy. China’s economy declined, and Japan’s economy, which had been expected to blossom due to its “Abenomics” reforms, contracted. As such, the third quarter of 2014 cast a negative shadow on the international small cap markets.

The final quarter of 2014 showed modest improvement but returns were sluggish. At the start of 2015, the market began to show signs of life as the heightened economic and political headlines disappeared and improvement in reported macroeconomic data confirmed a slow and steady global recovery. However, this optimistic period started to fade as investors saw corporate earnings deflate, which fueled a selloff. Though sentiment stabilized toward the middle of the quarter as more economic indicators supported already steady but still slow growth throughout the eurozone and Emerging Markets, the markets pulled back by the second quarter’s end in reaction to Greece’s debt crisis. In Asia, “Abenomics” reforms seemed to yield results, as the Japanese market moved higher during the first six months of 2015. Conversely, China’s stock market faced a more serious correction. All of these factors led to the decline in the international small cap markets for the 12-month period.

Portfolio Review

The markets appeared to reward characteristics we favor in our bottom-up, fundamental stock selection process. As a result, the Fund benefited from broad positive stock selection, which was led by strong performance from the Financials, Consumer Discretionary, Industrials, Materials and Information Technology sectors. Individual stock selection within the Health Care sector detracted from relative performance. On a regional basis, the Fund benefited from positive stock selection across all regions, with the leadership from Continental Europe.

Among the individual stocks that contributed to performance during the period were Hanssem Co. Ltd., Stroer Media SE (both from the Consumer Discretionary sector), Alps Electric Co. (Information Technology sector) China Power International Development Ltd. (Utilities sector) and Nippon Paint Holdings Co. (Materials sector). Hanssem Co., a South Korea-based manufacturer and retailer of kitchens and other interior furniture, reported strong results throughout the period. The company maintained its brand leadership in the market and continued to see high demand from the ongoing remodel trend in the Korean property market. Stroer

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Media is a Germany-based provider of outdoor advertising services via traditional billboards, transportation advertising media and other “street furniture.” Stroer’s shares advanced after the company reported both organic growth and a revenue increase in its first-quarter reporting season of 2015, which were widely applauded by the market. The company also signaled strong momentum from its strategic initiatives, which should position it as an integrated digital media company. Alps Electric Co. is a Japan-based manufacturer of electronic components with a strong consumer base from the automobile industry, including General Motors Co. and Volvo AB, as well as electronics technology companies including Apple Inc. The company’s earnings profile improved due to the greater utilization of in-car electronics including backup cameras, LED technology in the dashboard and audio and navigation systems. The company was also a dominant player in the market for camera actuators in mobile handsets, as handset phones have become more sophisticated. China Power International Development is a Hong Kong-based company that engages in the development, construction and management of large-scale power plants in China. The stock moved higher throughout the second quarter of 2015 after the company reported a year-over-year net profit increase in early March. Lower fuel costs for thermal power were also a positive catalyst for the company.

Japan-based Nippon Paint Holdings is a manufacturer and distributor of paint and coatings for both industrial and non-industrial applications. The company’s stock rose during the period on improved pricing power due to a consolidation of industrial paint suppliers and profitable success in the company’s Chinese joint venture. The company also benefited from the sharply lower yen, which helped drive revenues from the Japanese shipbuilding and automotive customers who are largely export driven.

Among the individual stocks that detracted from Fund performance were Kanamoto Co. Ltd. (Industrials sector), BW LPG Ltd. and Pason Systems Inc. (both from the Energy sector). Kanamoto Co. is a Japan-based company that sells and leases construction equipment. The company’s stock posted strong profit growth from increasing construction equipment rental trends amid the early stages of post-earthquake reconstruction in Tohoku as well as a robust pipeline of non-residential construction in the greater Tokyo area. Projects for the 2020 Tokyo Olympics were also expected to sustain future demand for rental equipment. However, as the reconstruction-and Olympic-related revenues took longer than expected to materialize, the stock began to underperform and was sold. BW LPG is a Nordic-based international shipping company primarily involved in the transport of liquefied petroleum gas. During the final quarter of 2014, the company reported weak third-quarter results as strong pricing did not materialize due to a higher proportion of legacy contracts relative to new ones. In addition, investors became increasingly concerned about an oversupply issue developing in the industry and the associated impact on freight rates. Pason Systems is a U.S.-based company that provides instrumentation systems to land-based and offshore rigs. The company’s stock declined in an environment of declining oil prices, cuts in capital expenditures and a decline in the number of rigs in service. The team exited the position as it sought to remove exposure to the oil services segment.

Outlook

Both Japan and Europe remain in the early phases of economic demand growth. Japan has stimulated its capital markets through currency and quantitative easing to lower rates, and has also created new models for corporate returns that are intended to improve returns on capital. Europe has continued to struggle with euro participation standards and with the enforcement of those standards. While Greece and its attempts to repay debts and stay with the European Union have continued to dominate the headlines, we instead are focused on the improving underlying economic trends within the largest European economies. For example, Italy’s and Spain’s 10-year government bond yields are significantly lower than one year ago, which signals stronger economies and less fear of eurozone contagion. Wage growth in Germany and France also remained steady while employment in Spain improved. In addition, a weaker euro has provided a boost to those companies that sell goods outside of Europe, which encourages reinvestment into their businesses for future growth. Perhaps most encouraging have been the real improvements in labor regulation and hiring policies being enacted throughout Europe.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

European business owners are finally empowered to be more flexible in their employment practices and to adjust their businesses to their economic realities. Meanwhile, the United Kingdom has enjoyed the benefits of a strong mandate produced by the most recent election, and its public policy is beginning to support housing and employment through new regulations. All that being said, we remain guardedly optimistic about Europe’s prospects for growth going forward. Within the emerging markets, gross domestic product (GDP) growth has slowed significantly as foreign investors have adjusted to higher costs of capital. Lower gasoline prices have helped stimulate the U.S. economy and those emerging markets that are heavy importers of oil, such as India, Turkey, China and Indonesia. Additionally, actions from central banks remain the center of attention for capital markets with the focus on stimulating consumer activity. Within the U.S., rising employment, a strong U.S. dollar and continued improvement in the U.S. current account balance indicate that the world’s largest consumer economy should continue to support imports.

We believe the Fund is positioned to benefit from the varying stages of growth around the globe, and our strategy remains committed to seeking to identify attractive investment opportunities based on our individual bottom-up investment approach.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone International Small Cap Fund - Class A* and the

S&P Developed Ex-U.S. Small Cap Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was July 31, 2003, April 12, 2012, December 31, 1996 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and for fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P Developed Ex-U.S. Small Cap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Large Cap Fund seeks long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments seeking companies with superior returns on capital plus attractive earnings to enterprise value ratios and free cash flow yields. Its goal is to purchase financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective intrinsic market values.

Fund Performance

The Touchstone Large Cap Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Index, since the Fund’s inception on July 9, 2014 through June 30, 2015. The Fund’s total return was 6.57 percent (excluding the maximum sales charge) while the total return of the benchmark was 6.85 percent.

Market Environment

During the period, the stock market was volatile, equity correlations fell and fundamentals once again dictated performance. The factors that drove returns were mixed over the full 12-month period. Factors driving market performance could be divided into two distinct 6-month periods. During the second half of 2014, growth outperformed value, large-cap stocks outpaced small-cap stocks, low beta1 outperformed high beta and high-quality stocks bettered low-quality stocks. During the first half of 2015, growth outpaced value yet again but, conversely, small-cap stocks outpaced large-cap stocks, high beta outperformed low beta and low-quality stocks outpaced high-quality stocks.

A resurgence in mergers and acquisitions (M&A) activity specifically benefited the Health Care and Information Technology sectors during the period. During the latter part of the period in particular, the environment was favorable for financial engineering and consolidation. Both financial buyers and strategic investors took advantage of low interest rates, as evidenced by the significant number of targeted domestic deals that were announced during the first half of 2015.

During the period, the large-cap stock market was led higher by the Health Care, Consumer Discretionary and Information Technology sectors while the Energy, Utilities and Materials sectors detracted from performance. The largest impact to performance was the significant decline in the Energy sector, which had both direct and indirect effects across a number of industries.

Portfolio Review

The Fund’s top contributing sectors were Industrials, Consumer Discretionary and Consumer Staples. The top detracting sectors were Information Technology, Health Care and Energy.

Among the individual stocks that contributed to performance during the period were Bristol-Myers Squibb Co., Eli Lilly and Co. (both from the Health Care sector), Lowe’s Companies Inc., CarMax Inc. (both from the Consumer Discretionary sector) and Visa Inc. (Information Technology sector). Bristol-Myers Squibb, a global biopharmaceutical company, rallied primarily due to improvements in the company’s drug pipeline. The company’s excellent track record of new drug discovery, along with significant cash flow generation and a strong balance sheet, further benefited performance. Global pharmaceutical company Eli Lilly was a strong performer as a result of promising news from its drug pipeline. We believe the company has a strong balance sheet and is well positioned with new products to help fight cancer, diabetes and Alzheimer’s disease. Lowe’s Companies, an operator of retail home improvement and appliance stores, rallied during the fourth quarter

Management’s Discussion of Fund Performance (Unaudited) (Continued)

of 2014 after the company reported an increase in same-store sales across its vast store network. This fourth quarter 2014 event drove performance for the entire 12-month period. Furthermore, management has been successful in its capital allocation efforts and keeping share repurchases a priority. The company also benefited from an improving housing market during the period. CarMax, a used-car retailer, rallied late in the fourth quarter of 2014 after the company reported its same-store sales exceeded expectations. CarMax also benefited from strong traffic gains at its stores. Similar to Lowe’s, the fourth quarter 2014 price move resulted in CarMax being a top contributor for the entire 12-month period. Going forward, we believe CarMax is well positioned for future store growth. Visa, a digital payments company, moved sharply higher during the fourth quarter of 2014 after the company posted stronger-than-expected results and announced an attractive share repurchase plan. The company also announced its first price increase in four years, which further benefited the stock not only during the fourth quarter of 2014 but for the entire 12-month period.

Among the individual stocks that detracted from Fund performance were Albemarle Corp. (Materials sector), Corning Inc. (Information Technology sector) and Apache Corp., ConocoPhillips and Chevron Corp. (all from the Energy sector). Albemarle, a specialty chemical company, traded lower following an announcement in 2014 that it would acquire Rockwood Holdings. The company also lowered its revenue and earnings guidance soon thereafter. These events led Albemarle to be the leading detractor in the Fund for the full 12-month period. Corning is a manufacturer of glass, ceramics and related materials for industrial and scientific applications. The most significant event that impacted Corning’s stock during the 12-month period was its decline that occurred during the second quarter of 2015. This stock decline was due to pricing concerns in its glass display business and a slightly weaker-than-expected earnings release. Apache Corp. (an oil and gas exploration and production company), ConocoPhillips (an integrated energy company) and Chevron (a multinational energy corporation) all moved lower due to the significant decline in the price of oil, particularly during the second half of 2014. Oil prices remained low throughout the remainder of the 12-month period following the precipitous 2014 decline. While we did not add to the Fund’s Energy holdings, we remained attracted to these stocks based on the strength of each company’s balance sheet and leadership within the sector.

During the period, the Fund reduced its position in NewMarket Corp. (Materials sector) and sold positions in Wal-Mart Stores Inc., Brown-Forman Corp. (both from the Consumer Staples sector), White Mountains Insurance Group Ltd. (Financials sector) and Albemarle (Materials sector). The Fund initiated positions in Alleghany Corp. (Financials sector) and Bed Bath & Beyond Inc. (Consumer Discretionary sector). The Fund invested these proceeds from the sales into Scripps Network Interactive Inc. (Consumer Discretionary sector) and Deere & Co. (Industrials sector). Scripps Network Interactive is a developer of lifestyle content for television and the Internet. The company reported high margins and returns on capital, and aggressively returned capital to shareholders. Deere & Co. is a manufacturer of agricultural, construction and forestry machinery. The company’s strong brand name, high-quality products and loyal customer base has created significant pricing power and a low level of substitution versus competitors in the industry. Bed Bath & Beyond is a retailer of domestic merchandise and home furnishings. The company generated attractive returns on capital from its store format, which has been driven by its effective use of in-store coupons versus promotions, and savings on distribution expense via its limited use of distribution centers. The company recently issued debt for the first time to repurchase shares, and management also recently changed its incentive plans.

Outlook

While we do not attempt to forecast the future, we remain optimistic based on key metrics that we believe should drive shareholder returns over time. Looking ahead, we assume there will be obstacles to overcome to keep the current bull market moving. For example, geopolitical turmoil abroad – in particular, in Greece and China – could obstruct the domestic economy. In Greece, uncertainty abounds as the country’s prime minister called for a referendum on whether to accept the terms demanded by its international creditors, which could set the stage for Greece’s exit from the eurozone. Uncertainty surrounding China’s GDP growth prospects

Management’s Discussion of Fund Performance (Unaudited) (Continued)

was a source of great macroeconomic risk as investors assessed the country’s ability to maintain manufacturing growth while avoiding a hard landing. China’s equity markets experienced extreme volatility, as witnessed by the significant drop in its composite index at the end of the quarter. In the U.S., investors are waiting to see when the Federal Reserve Board will increase interest rates and if the expected tightening will impact their appetite for equity assets.

While we recognize valuations are not cheap and the U.S. equity markets have been strong since March 2009, we continue to seek to identify high-conviction investment ideas. We believe Corporate America is in good condition with high operating margins and strong balance sheets. Consumer confidence is relatively high and employment continues to improve. Interest rates may begin to rise, but interest rates and inflation are still quite low.

Our strategy is to focus on stocks from a bottom-up standpoint. We seek to own companies with strong returns on capital and the flexibility to enhance shareholder value using the balance sheet. Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company. Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital including higher dividends, share repurchases and M&A transactions.

Going forward, we expect the slow growth environment to continue and believe stocks could be more volatile in the future. As such, we believe the Fund is positioned well for a slow growth environment that rewards strong capital allocation.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap
Fund - Class A* and the Russell 1000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was July 9, 2014. The returns of the index listed above are based on the inception date of the Fund.

**	Not Annualized. The cumulative total returns shown above are adjusted for maximum sales loads, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Opportunities Fund

Sub-Advised by Thompson, Siegel & Walmsley LLC

Investment Philosophy

The Fund seeks long-term capital growth by primarily investing in equity securities of small-cap companies that are believed to present value that is not reflected by prevailing market prices or that have experienced fundamental changes and are intrinsically undervalued by the investment community. Using a combination of quantitative and qualitative methods, a company’s attractiveness is assessed in an effort to understand why the market may be mispricing the stocks, what factors are changing that can return the stock to fair value and whether those changes are sustainable over a medium-term investment horizon based on both absolute and sector-relative valuation of cash flows, the relative earnings prospects of the company and the stock’s recent price action.

Fund Performance

The Touchstone Small Cap Value Opportunities Fund (Class A Shares) outperformed its benchmark, the Russell 2000® ValueIndex, for the 12-month period ended June 30, 2015. The Fund’s total return was 2.68 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.78 percent.

Market Environment

U.S. equity markets were driven by a fragile economic recovery, coupled with investors’ concerns about the U.S. Federal Reserve Board’s debate about the appropriate timing for a potential interest rate hike. Global issues further exacerbated concerns as the conflict between Greece and its European creditors escalated.

Performance among market sectors varied widely during the period. Health Care and Consumer Staples sectors posted strong positive returns, while Energy stocks shed more than half their value. The anticipation of rising interest rates weighed on yield-sensitive stocks, especially in the latter part of the period, and dividend-paying stocks (such as some Utilities) generally underperformed their non-dividend-paying counterparts. Growth indexes generally outperformed their value counterparts, and mergers and acquisitions (M&A) activity was prevalent in the growth-oriented sectors of Health Care and Information Technology. Furthermore, peak valuation multiples and profit margins were abundant, and the market displayed encouraging signs that investors were differentiating between stocks based on fundamentals rather than macro developments, which presented a favorable environment for stock picking.

Portfolio Review

Stock selection within the Consumer Discretionary sector contributed to performance. The Fund’s emphasis on company-specific catalysts was rewarded, as positions from multiple industry groups posted double-digit returns for the period. The Energy sector also contributed positively to the Fund’s relative returns. Though Energy stocks were significant market laggards during the fiscal year, the Fund’s underweight exposure to crude oil producers, as well as positive stock selection among refiners and services companies, helped insulate the Fund from the full effect of the energy market decline. Furthermore, the Fund benefited from M&A activity within the Financials, Information Technology and Industrials sectors.

The Financials sector was the primary detractor from the Fund’s relative return. The Fund’s underweight exposure and security selection among real estate investment trusts (REITs) hindered relative performance, as REITs were among the best performing industry groups during the period.

Among the individual stocks that contributed to performance during the period were BofI Holding Inc. (Financials sector), Cynosure Inc. and Molina Healthcare Inc. (both from the Health Care sector). BofI Holding is a branchless, technology-driven, financial services provider. The company benefited from consumers’ shift in banking preferences

Management’s Discussion of Fund Performance (Unaudited) (Continued)

away from brick and mortar branches. Cynosure’s, a laser-based aesthetic treatments provider, experienced a stock price increase after the company received clearance from the U.S. Food and Drug Administration to market a non-invasive fat-reduction device. Molina Healthcare, a managed care provider, experienced a number of positive events during the period, including better-than-expected earnings results, improvements in profitability and the acquisition of additional Medicaid-related assets.

Among the stocks that detracted from performance during the period were Altisource Portfolio Solutions SA (Financial Services sector), GT Advanced Technologies Inc. and Energy XXI Ltd. (both from the Energy sector). Altisource Portfolio Solutions, a mortgage services provider, was hindered by increased industry-wide regulatory scrutiny as well as a disappointing settlement between the company’s largest client, Ocwen Financial Corp., and the New York Department of Financial Services. GT Advanced Technologies, a diversified solar-technology company, filed for bankruptcy protection after a sudden breakdown in its relationship with Apple Inc. Energy XXI, an oil exploration and production company, declined in sympathy with falling crude oil prices during 2014. The Fund’s positions in all three of the companies mentioned were eliminated.

Outlook

As the U.S. economy continues to strengthen, we believe smaller-capitalization companies – which tend to be more cyclical – should benefit from a pickup in both consumer and corporate spending. While the market has displayed periods of increased volatility, economic statistics remain encouraging. Investors are also differentiating between fundamentals and macro developments, which presents a favorable environment for our bottom-up investment approach.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone

Small Cap Value Opportunities Fund - Class A* and the Russell 2000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was July 31, 2003, April 12, 2012, July 25, 2003 and December 9, 2008, respectively. Performance information presented prior to July 25, 2003 for Class Y shares includes performance of a predecessor fund whose inception date was July 31, 2000. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for periods prior to July 31, 2003, April 12, 2012 and December 9, 2008, respectively. The returns have been restated for sales loads and for fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone Value Fund seeks long-term growth by primarily investing in equity securities of large- and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection – research and analysis – to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short-term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.

Fund Performance

The Touchstone Value Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended June 30, 2015. The Fund’s total return was 5.26 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.13 percent.

Market Environment

During the past year, global markets could be described as a tale of two halves. The last half of 2014 was characterized by a strong upward move in the U.S. dollar, a precipitous drop in oil prices and a strong preference for U.S. stocks and bonds. During the first half of 2015, the strength of the U.S. dollar moderated, the price of oil rebounded modestly, U.S. interest rates increased and investor preference shifted away from the U.S. and toward international markets. Energy earnings were depressed during the period due to dramatically lower oil prices, and earnings growth slowed meaningfully. Additionally, many U.S.-based multi-national companies continued to feel the negative effects of a stronger U.S. dollar. A moderation in U.S. stock and bond returns later in the period reflected a renewed thirst for risk abroad, as central banks around the globe eased monetary conditions while the U.S. Federal Reserve Board (Fed) guided market expectations for higher interest rates.

Portfolio Review

During the 12-month period, the Fund’s outperformance was driven by stock selection, particularly in the Consumer Discretionary, Industrials and Materials sectors. Positioning within the Health Care, Financials and Consumer Staples sectors detracted from the Fund’s relative performance versus the benchmark. In addition, the Fund’s overweight to the Health Care sector and underweight to the Energy sector was also accretive to returns.

Among the individual stocks that contributed to performance during the period were Target Corp. (Consumer Discretionary), Medtronic PLC and Anthem Inc. (both from the Health Care sector). One of the Fund’s largest positions, discount retailer Target benefited from a number of positive events, driving strong performance in the period. During the latter part of 2014, company management resorted to heavy discounts and promotions to draw customers back to its stores following the highly publicized December 2013 credit card data breach. This tactic proved effective, and Target’s same-store sales and profits ticked higher in the U.S., with a strong 2014 holiday season. In January 2015, the company’s new CEO announced that Target would exit its expansion into Canada. The rationale for the move was based on analysis that indicated that the Canadian venture might not turn profitable until 2021. In the interim, the Canadian operations could further drain company cash flow and divert management’s focus from its mission to revitalize U.S. store performance. The first quarter of 2015 provided additional tailwinds, mainly from global macroeconomic developments that favored Target’s positioning as a U.S.-centric retailer. First, the extraordinary drop in retail gasoline prices that began in October 2014 put more discretionary income into consumers’ wallets. This trend was widely expected to help companies such as Target that are levered to consumer spending. Second, the decline in global interest rates, coupled with the

Management’s Discussion of Fund Performance (Unaudited) (Continued)

U.S. dollar’s strength, led to significant global fund flows — especially into those U.S. companies with a high percentage of U.S. earnings, low foreign exposure and compelling cash dividend yields. With an attractive dividend yield and all of its earnings now sourced in the U.S., we believe Target remained an attractive holding during the period. Medtronic develops therapeutic and diagnostic medical devices, particularly for diabetes, cardiac, neurological and skeletal conditions. The company’s shares moved higher during the period as a result of its broad pipeline of new products, a new CEO with a strong track record, and advantages over its competitors in product bundling and service offerings amid a new regime of consolidation and cost reduction by hospital systems. Although concerns surrounding the company’s cardiac rhythm management (CRM) and spine markets weighed on the stock early in the period, the CRM market stabilized and Medtronic’s other business lines performed well. Additionally, we believe Medtronic’s acquisition of Covidien PLC provides greater access to overseas free-cash-flow and may allow for a greater return of capital to shareholders. We also believe that the two companies fit well together, creating a combined company that is a more diverse and durable franchise with less exposure to concerns over the slower-growing CRM and spine markets. Anthem shares climbed as the company continued to make positive operational moves to leverage its competitive advantages as one of the largest managed care providers in the U.S. The company’s significant customer base represents a scale advantage that can be leveraged on the Affordable Care Act exchanges. Anthem also produced steady profit growth through its disciplined cost management and pricing, which further benefited the stock. Although we believe the company has solid growth prospects moving forward, the stock’s strong performance has increased its valuations, which prompted us to trim the Fund’s position.

Among the individual stocks that detracted from performance were American Express Co. (Financials sector), BP PLC and Occidental Petroleum Corp. (both from the Energy sector). Financials holding company American Express sold off during the period after the announcement that its branded partnership with Costco Wholesale Corp. will end. Looking ahead, we believe American Express is positioned to overcome the Costco loss with expense reductions and continue to grow its remaining loan book. With management reiterating its view that American Express expects earnings to grow through 2017, we remain confident in the company’s prospects. BP was impacted by negative sentiment around its ownership stake in Russian producer Rosneft Oil Company, as low oil prices and the troubled Russian currency cast doubts on Rosneft’s ability to pay a dividend. BP was further impacted by the ongoing litigation surrounding the 2010 Macondo oil spill. However, in January 2015, a favorable ruling by a U.S. federal judge revealed BP will have a lower total liability stemming from the Clean Water Act penalty phase of the trial than was previously expected. While the overhang from Russia and the Macondo trial weighed on valuations, we believe the dividend yield is secure and the resolution of either the sanctions or oil spill litigation could drive the share price higher. Occidental Petroleum, an oil and gas exploration and production company, declined following the 2014 crash in oil prices. The stock was also negatively impacted by investors’ disappointment over the company’s valuation, the timing of a spin-off of its California assets and its inability to sell down an interest in its Middle East assets. These transactions were expected to result in a share repurchase program that could have reduced the number of outstanding shares. Looking ahead, we believe the stock will ultimately benefit from its solid balance sheet and preferred position in the Permian Basin.

Outlook

Economic conditions in the U.S. were stable to improving. Meanwhile, the rest of the world seems to be following the U.S. model of using monetary easing to push interest rates to low levels, reflate the stock markets and hope that the underlying economies will eventually improve. We believe that if foreign central banks are successful, we should see a moderation or decline in the dollar. However, if events in Greece, China or elsewhere spark fear among investors, we may see a renewed demand for U.S. dollar assets.

We expect cash flows to remain robust for many companies, making capital allocation extremely important. In our opinion, dividends still have significant room to grow. We expect share repurchases to remain popular but, after a lengthy bull market, many company managements will likely be buying their shares at elevated

Management’s Discussion of Fund Performance (Unaudited) (Continued)

valuations. The mergers and acquisitions market has boomed, as both friendly and hostile deals have received warm receptions from the stock and bond markets alike. However, we believe that may be changing as we enter the latter, more risky phase of the market cycle.

Going forward, higher interest rates may slow the bond market, but we believe the effect on domestic stock markets should be more benign. We believe that if interest rates rise, the Fund is well positioned to benefit. After six years of above average gains, we expect to enter a period of more modest returns in which fundamentals matter. As such, we believe the Fund’s active, concentrated portfolio that trades at a valuation discount to the market and has an earnings growth and dividend yield premium, should provide the opportunity to add meaningful outperformance.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Value Fund - Class A* and the Russell 1000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was July 31, 2003, April 12, 2012, September 10, 1998 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and for fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)

June 30, 2015

The tables below provide each Fund’s geographic allocation and sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone International Small Cap Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	20.9%
United Kingdom	14.3
Germany	6.5
Ireland	6.0
Italy	5.5
Canada	5.1
Australia	4.5
France	4.3
Sweden	4.0
South Korea	2.8
Hong Kong	2.4
New Zealand	1.9
Switzerland	1.7
Norway	1.7
Austria	1.7
Luxembourg	1.7
Spain	1.6
Thailand	1.6
Portugal	1.2
Denmark	1.1
Belgium	1.0
Netherlands	0.7
Isle of Man	0.4
Exchange Traded Fund	3.0
Investment Funds	8.8
Other Assets/Liabilities (Net)	(4.4)
Total	100.0%

Touchstone Large Cap Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	18.7%
Financials	18.4
Information Technology	18.3
Health Care	10.7
Industrials	9.8
Consumer Staples	8.3
Materials	6.6
Energy	5.6
Telecommunication Services	1.8
Investment Fund	1.6
Other Assets/Liabilities (Net)	0.2
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Cap Value Opportunities
Fund
Sector Allocation*	(% of Net Assets)
Financials	33.9%
Consumer Discretionary	18.2
Industrials	10.8
Information Technology	8.3
Health Care	8.0
Energy	4.4
Materials	3.9
Utilities	3.4
Consumer Staples	3.3
Telecommunication Services	2.0
Diversified	1.0
Investment Funds	15.0
Other Assets/Liabilities (Net)	(12.2)
Total	100.0%

Touchstone Value Fund
Sector Allocation*	(% of Net Assets)
Financials	24.4%
Health Care	20.4
Information Technology	12.3
Consumer Discretionary	10.1
Industrials	10.0
Energy	8.5
Consumer Staples	6.1
Telecommunications Services	3.9
Materials	2.5
Investment Funds	2.5
Utilities	0.8
Other Assets/Liabilities (Net)	(1.5)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone International Small Cap Fund – June 30, 2015

		Market
	Shares	Value

Common Stocks — 92.6%

Japan — 20.9%

Consumer Discretionary — 3.3%
Calsonic Kansei Corp.	272,000	$1,934,154
Daiichikosho Co. Ltd.	51,000	1,794,923
Haseko Corp.	215,900	2,543,107
HIS Co. Ltd.	56,400	1,920,820

Consumer Staples — 3.1%
Ezaki Glico Co. Ltd.	47,100	2,339,119
NH Foods Ltd.	103,400	2,358,003
Pola Orbis Holdings, Inc.	50,900	2,881,608

Financials — 2.9%
Leopalace21 Corp.*	348,300	2,134,652
Nomura Real Estate Office Fund, Inc.
REIT	424	1,922,373
Zenkoku Hosho Co. Ltd.	88,900	3,164,255

Health Care — 0.9%
Medipal Holdings Corp.	137,270	2,235,799

Industrials — 5.3%
Hoshizaki Electric Co. Ltd.	35,200	2,070,445
Minebea Co. Ltd.	163,000	2,690,863
MISUMI Group, Inc.	161,100	2,287,090
OSG Corp.	80,800	1,732,017
Sankyu, Inc.	380,000	2,075,140
Sanwa Holdings Corp.	286,700	2,411,900

Information Technology — 3.9%
Alps Electric Co. Ltd.	112,800	3,478,696
Azbil Corp.	59,600	1,541,049
Iriso Electronics Co. Ltd.†	28,600	2,026,898
Japan Aviation Electronics Industry Ltd.	96,000	2,609,769

Materials — 1.5%
Daicel Corp.	164,900	2,116,028
Tokyo Ohka Kogyo Co. Ltd.	59,800	1,696,425
Total Japan		51,965,133

United Kingdom — 14.3%

Consumer Discretionary — 2.9%
Halfords Group PLC	258,229	2,141,455
Howden Joinery Group PLC	416,513	3,380,720
Lookers PLC	722,255	1,799,768

Financials — 5.5%
Aldermore Group PLC*	565,282	2,739,189
Henderson Group PLC	675,051	2,769,546
Jupiter Fund Management PLC	406,653	2,848,989
Savills PLC	196,728	2,923,029
Virgin Money Holdings UK PLC*	343,809	2,378,164

Health Care — 0.8%
Genus PLC	91,984	2,062,428

Industrials — 2.2%
Galliford Try PLC	121,496	3,319,714
Northgate PLC	238,578	2,152,874

Information Technology — 2.2%
Micro Focus International PLC	135,946	2,904,094
Playtech PLC	191,395	2,461,130

Materials — 0.7%
Victrex PLC	57,265	1,735,712
Total United Kingdom		35,616,812

Germany — 6.5%

Consumer Discretionary — 1.2%
Stroeer Media SE†	61,316	2,864,836

Financials — 2.3%
Aurelius AG	44,242	1,890,983
Patrizia Immobilien AG*	156,630	3,829,284

Industrials — 1.8%
KUKA AG†	29,104	2,424,198
Norma Group SE	41,339	2,090,237

Telecommunication Services — 1.2%
Freenet AG	91,477	3,081,293
Total Germany		16,180,831

Ireland — 6.0%

Consumer Discretionary — 1.1%
Cairn Homes PLC*	2,204,860	2,685,466

Consumer Staples — 1.9%
Greencore Group PLC	945,016	4,662,419

Health Care — 0.8%
UDG Healthcare PLC	273,313	2,101,681

Industrials — 1.0%
Kingspan Group PLC	102,643	2,478,485

Materials — 1.2%
Smurfit Kappa Group PLC	109,835	3,027,269
Total Ireland		14,955,320

Italy — 5.5%

Financials — 2.3%
Anima Holding SpA, 144a	390,577	3,430,545
Banca Generali SpA	62,353	2,195,661

Health Care — 2.0%
DiaSorin SpA	46,907	2,142,784
Recordati SpA	142,091	2,980,142

Industrials — 1.2%
Interpump Group SpA	181,464	2,929,513
Total Italy		13,678,645

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 92.6% (Continued)

Canada — 5.1%

Consumer Discretionary — 0.8%
Entertainment One Ltd.	353,373	$1,975,568

Energy — 0.9%
Whitecap Resources, Inc.†	226,033	2,385,200

Financials — 1.4%
Element Financial Corp.*	216,556	3,424,324

Industrials — 0.7%
WestJet Airlines Ltd.	83,732	1,752,406

Materials — 1.3%
Intertape Polymer Group, Inc.	210,067	3,148,482
Total Canada		12,685,980

Australia — 4.5%

Consumer Discretionary — 0.9%
Spotless Group Holdings Ltd.	1,405,779	2,262,894

Energy — 0.9%
Beach Energy Ltd.	2,612,165	2,115,053

Financials — 1.2%
Magellan Financial Group Ltd.	229,550	3,073,655

Health Care — 0.7%
Estia Health Ltd.*	359,697	1,665,147

Materials — 0.8%
CSR Ltd.	735,874	2,064,150
Total Australia		11,180,899

France — 4.3%

Consumer Discretionary — 0.8%
Plastic Omnium SA	73,380	1,877,218

Health Care — 1.4%
Ipsen SA	42,849	2,375,078
Virbac SA	5,799	1,241,285

Industrials — 2.1%
Elis SA	126,423	2,483,414
Saft Groupe SA	72,947	2,849,229
Total France		10,826,224

Sweden — 4.0%

Financials — 2.4%
Fastighets AB Balder, Class B*	296,128	4,565,649
Hemfosa Fastigheter AB	135,450	1,380,061

Health Care — 0.7%
Recipharm AB	100,038	1,869,533

Industrials — 0.2%
Haldex AB	37,591	496,378

Materials — 0.7%
Granges AB	239,141	1,700,215
Total Sweden		10,011,836

South Korea — 2.8%

Consumer Discretionary — 1.9%
Global & Yuasa Battery Co. Ltd.	1,613	55,312
Hanssem Co. Ltd.	18,330	4,615,339

Health Care — 0.9%
Korea United Pharm, Inc.	94,778	2,207,898
Total South Korea		6,878,549

Hong Kong — 2.4%

Financials — 1.1%
Dah Sing Banking Group Ltd.	1,305,600	2,853,394

Utilities — 1.3%
China Power International
Development Ltd.	4,215,000	3,209,303
Total Hong Kong		6,062,697

New Zealand — 1.9%

Consumer Discretionary — 0.7%
SKY Network Television Ltd.	402,149	1,637,160

Utilities — 1.2%
Meridian Energy Ltd.†	2,047,068	2,996,338
Total New Zealand		4,633,498

Switzerland — 1.7%

Financials — 0.8%
Cembra Money Bank AG	34,605	2,111,340

Health Care — 0.9%
Tecan Group AG	18,268	2,188,570
Total Switzerland		4,299,910

Norway — 1.7%

Consumer Staples — 0.9%
Salmar ASA	143,733	2,108,079

Materials — 0.8%
Borregaard ASA	295,547	2,088,562
Total Norway		4,196,641

Austria — 1.7%

Industrials — 0.8%
Oesterreichische Post AG	39,884	1,834,838

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 92.6% (Continued)

Austria — (Continued)

Information Technology — 0.9%
ams AG	52,558	$2,298,662
Total Austria		4,133,500

Luxembourg — 1.7%

Financials — 0.9%
Grand City Properties SA	123,054	2,136,687

Industrials — 0.8%
Stabilus SA*	46,525	1,985,185
Total Luxembourg		4,121,872

Spain — 1.6%

Health Care — 1.0%
Almirall SA	131,348	2,603,454

Materials — 0.6%
Acerinox SA	106,342	1,472,002
Total Spain		4,075,456

Thailand — 1.6%

Consumer Discretionary — 0.7%
Major Cineplex Group PCL	1,692,600	1,691,322

Utilities — 0.9%
TTW PCL	2,807,002	937,812
TTW PCL- Foreign Shares	3,760,098	1,256,239
Total Thailand		3,885,373

Portugal — 1.2%

Industrials — 1.2%
CTT-Correios de Portugal SA	279,646	2,886,484

Denmark — 1.1%

Consumer Staples — 1.1%
Royal Unibrew A/S	80,770	2,760,640

Belgium — 1.0%

Health Care — 1.0%
Ion Beam Applications	90,194	2,455,503

Netherlands — 0.7%

Consumer Staples — 0.7%
Lucas Bols Holding BV, 144a*	95,702	1,845,265

Isle of Man — 0.4%

Information Technology — 0.4%
Optimal Payments PLC*	244,348	898,326
Total Common Stocks		$230,235,394

Exchange Traded Fund — 3.0%

United States — 3.0%
iShares MSCI EAFE Small Cap Index
Fund	143,242	7,308,207

	Number
	of
	Rights

Rights — 0.0%

Spain — 0.0%

Materials — 0.0%
Acerinox SA
Expiration 07/01/15
Strike Price $0.00*	100,910	44,887

	Shares

Investment Funds — 8.8%
Dreyfus Cash Management, Institutional
Shares, 0.04%¥W	14,182,135	$14,182,135
Invesco Government & Agency
Portfolio, Institutional Class,
0.04%**¥W	7,748,806	7,748,806
Total Investment Funds		$21,930,941

Total Investment Securities —104.4%
(Cost $225,759,970)		$259,519,429

Liabilities in Excess of Other Assets — (4.4%)		(10,968,027)

Net Assets — 100.0%		$248,551,402

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2015 was $7,339,398.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2015.

Portfolio Abbreviations:

PCL - Public Company Limited

PLC - Public Limited Company

REIT- Real Estate Investment Trust

Touchstone International Small Cap Fund (Continued)

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities were valued at $5,275,810 or 2.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$51,965,133	$—	$51,965,133
United Kingdom	4,801,617	30,815,195	—	35,616,812
Germany	—	16,180,831	—	16,180,831
Ireland	9,449,566	5,505,754	—	14,955,320
Italy	—	13,678,645	—	13,678,645
Canada	10,710,412	1,975,568	—	12,685,980
Australia	1,665,147	9,515,752	—	11,180,899
France	3,724,699	7,101,525	—	10,826,224
Sweden	—	10,011,836	—	10,011,836
South Korea	55,312	6,823,237	—	6,878,549
Hong Kong	—	6,062,697	—	6,062,697
New Zealand	2,996,338	1,637,160	—	4,633,498
Switzerland	—	4,299,910	—	4,299,910
Norway	—	4,196,641	—	4,196,641
Austria	1,834,838	2,298,662	—	4,133,500
Luxembourg	2,136,687	1,985,185	—	4,121,872
Spain	—	4,075,456	—	4,075,456
Thailand	1,691,322	2,194,051	—	3,885,373
Portugal	—	2,886,484	—	2,886,484
Denmark	—	2,760,640	—	2,760,640
Belgium	2,455,503	—	—	2,455,503
Netherlands	1,845,265	—	—	1,845,265
Isle of Man	—	898,326	—	898,326
Exchange Traded Fund	7,308,207	—	—	7,308,207
Investment Funds	21,930,941	—	—	21,930,941
Rights	44,887	—	—	44,887
				$259,519,429

At June 30, 2015, equity securities valued at $81,466,271 were transferred from Level 1 to Level 2. Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities.

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Cap Fund – June 30, 2015

		Market
	Shares	Value

Common Stocks — 98.2%

Consumer Discretionary — 18.7%
Bed Bath & Beyond, Inc.*	125,604	$8,664,164
CarMax, Inc.*	220,737	14,614,997
Carnival Corp. (Panama)	267,869	13,230,050
Lowe’s Cos., Inc.	162,072	10,853,962
Scripps Networks Interactive, Inc. - Class A	122,666	8,018,676
		55,381,849

Financials — 18.4%
Alleghany Corp.*	19,698	9,233,634
Bank of America Corp.	483,934	8,236,557
Berkshire Hathaway, Inc. - Class B*	98,824	13,450,935
BlackRock, Inc.	31,462	10,885,223
Wells Fargo & Co.	225,094	12,659,287
		54,465,636

Information Technology — 18.3%
Cisco Systems, Inc.	262,107	7,197,458
Corning, Inc.	427,872	8,441,915
EMC Corp.	304,661	8,040,004
Intel Corp.	230,971	7,024,983
International Business Machines Corp.	33,742	5,488,474
Microsoft Corp.	112,986	4,988,332
Visa, Inc. - Class A	196,247	13,177,986
		54,359,152

Health Care — 10.7%
Bristol-Myers Squibb Co.	197,879	13,166,869
Eli Lilly & Co.	150,856	12,594,967
Pfizer, Inc.	179,596	6,021,854
		31,783,690

Industrials — 9.8%
Deere & Co.	99,048	9,612,608
FedEx Corp.	35,050	5,972,520
General Dynamics Corp.	94,587	13,402,032
		28,987,160

Consumer Staples — 8.3%
Altria Group, Inc.	187,864	9,188,428
Coca-Cola Co. (The)	150,858	5,918,159
Energizer SpinCo, Inc.*	72,702	9,563,948
		24,670,535

Materials — 6.6%
Mosaic Co. (The)	155,318	7,276,648
NewMarket Corp.	27,642	12,270,007
		19,546,655

Energy — 5.6%
Apache Corp.	60,731	3,499,928
Chevron Corp.	71,176	6,866,349
ConocoPhillips	102,647	6,303,552
		16,669,829

Telecommunication Services — 1.8%
Verizon Communications, Inc.	115,699	5,392,730
Total Common Stocks		$291,257,236

Investment Fund — 1.6%
Dreyfus Cash Management, Institutional
Shares, 0.04%¥W	4,684,100	4,684,100

Total Investment Securities —99.8%
(Cost $295,605,867)		$295,941,336

Other Assets in Excess of Liabilities — 0.2%		556,630

Net Assets — 100.0%		$296,497,966

*	Non-income producing security.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2015.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$291,257,236	$—	$—	$291,257,236
Investment Fund	4,684,100	—	—	4,684,100
				$295,941,336

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Cap Value Opportunities Fund – June 30, 2015

		Market
	Shares	Value

Common Stocks — 97.2%

Financials — 33.9%
American Equity Investment Life Holding Co.	114,300	$3,083,814
Bancorp, Inc. (The)*	189,100	1,754,848
BofI Holding, Inc.*	28,800	3,044,448
Boston Private Financial Holdings, Inc.	149,900	2,010,159
Chatham Lodging Trust REIT	85,900	2,273,773
Columbia Banking System, Inc.	95,000	3,091,300
Cowen Group, Inc. - Class A*	413,400	2,645,760
Customers Bancorp, Inc.*	127,020	3,415,568
Encore Capital Group, Inc.*†	68,000	2,906,320
Endurance Specialty Holdings Ltd. (Bermuda)†	48,800	3,206,160
Equity Commonwealth REIT*	57,200	1,468,324
Federated National Holding Co.	78,500	1,899,700
First Cash Financial Services, Inc.*	34,900	1,591,091
Green Dot Corp. - Class A*	123,000	2,351,760
Greenlight Capital Re Ltd. (Cayman Island) - Class A*	75,200	2,193,584
Horace Mann Educators Corp.	58,300	2,120,954
Iberiabank Corp.	40,600	2,770,138
Infinity Property & Casualty Corp.	24,400	1,850,496
Maiden Holdings Ltd. (Bermuda)	193,800	3,058,164
Nationstar Mortgage Holdings, Inc.*†	81,800	1,374,240
New Senior Investment Group, Inc. REIT	221,316	2,958,995
Newcastle Investment Corp. REIT	403,716	1,784,425
Popular, Inc. (Puerto Rico)*	77,400	2,233,764
Radian Group, Inc.†	139,300	2,613,268
Stewart Information Services Corp.	91,100	3,625,780
Stifel Financial Corp.*	51,700	2,985,158
Texas Capital Bancshares, Inc.*	47,100	2,931,504
		67,243,495

Consumer Discretionary — 18.2%
Children’s Place Retail Stores, Inc. (The)	29,000	1,896,890
EW Scripps Co. - Class A	116,100	2,652,885
Gentherm, Inc.*	49,800	2,734,518
Houghton Mifflin Harcourt Co.*	82,500	2,079,000
Jamba, Inc.*†	91,000	1,409,590
LifeLock, Inc.*	139,900	2,294,360
M I Homes, Inc.*	64,300	1,586,281
Media General, Inc.*	120,508	1,990,792
Motorcar Parts of America, Inc.*	100,700	3,030,063
New Media Investment Group, Inc.	96,387	1,728,219
Shutterfly, Inc.*	50,800	2,428,748
Skullcandy, Inc.*	294,700	2,260,349
Smith & Wesson Holding Corp.*†	129,500	2,148,405
Steiner Leisure Ltd. (Bahamas)*	27,100	1,457,438
Steven Madden Ltd.*	56,300	2,408,514
Vera Bradley, Inc.*†	137,500	1,549,625
World Wrestling Entertainment, Inc. - Class A†	145,900	2,407,350
		36,063,027

Industrials — 10.8%
Acacia Research Corp.†	119,800	1,050,646
Aerojet Rocketdyne Holdings, Inc.*	109,100	2,248,551
Celadon Group, Inc.	100,400	2,076,272
Covanta Holding Corp.	135,000	2,860,650
DigitalGlobe, Inc.*	97,800	2,717,862
Generac Holdings, Inc.*†	35,800	1,423,050
H&E Equipment Services, Inc.	85,800	1,713,426
Mueller Water Products, Inc. - Class A	268,500	2,443,350
Steelcase, Inc. - Class A	131,700	2,490,447
Tutor Perini Corp.*	109,500	2,363,010
		21,387,264

Information Technology — 8.3%
AVG Technologies N.V. (Netherlands)*	112,400	3,058,404
Avid Technology, Inc.*	155,300	2,071,702
Chipmos Technologies Bermuda Ltd.	73,002	1,594,364
(Bermuda)
Epiq Systems, Inc.	101,700	1,716,696
Harmonic, Inc.*	207,300	1,415,859
InvenSense, Inc.*†	89,400	1,349,940
Methode Electronics, Inc.	53,600	1,471,320
NeuStar, Inc. - Class A*†	61,300	1,790,573
ShoreTel, Inc.*	296,400	2,009,592
		16,478,450

Health Care — 8.0%
Air Methods Corp.*	45,800	1,893,372
Anika Therapeutics, Inc.*	72,600	2,397,978
Cynosure, Inc. - Class A*	77,300	2,982,234
Kindred Healthcare, Inc.	106,300	2,156,827
Lannett Co., Inc.*	17,600	1,046,144
Molina Healthcare, Inc.*	40,600	2,854,180
Providence Service Corp. (The)*	57,000	2,523,960
		15,854,695

Energy — 4.4%
Aegean Marine Petroleum Network, Inc.
(Marshall Islands)†	143,700	1,776,132
Delek U.S. Holdings, Inc.	40,200	1,480,164
Helix Energy Solutions Group, Inc.*	128,400	1,621,692
Newpark Resources, Inc.*	217,000	1,764,210
PBF Energy, Inc. - Class A	73,200	2,080,344
		8,722,542

Materials — 3.9%
Ferro Corp.*	169,400	2,842,532
FutureFuel Corp.	123,150	1,584,940
PH Glatfelter Co.	112,350	2,470,576
Resolute Forest Products, Inc.*†	81,000	911,250
		7,809,298

Utilities — 3.4%
NorthWestern Corp.	57,200	2,788,500
PNM Resources, Inc.	53,500	1,316,100
Portland General Electric Co.	80,600	2,672,696
		6,777,296

Consumer Staples — 3.3%
Andersons, Inc. (The)	59,200	2,308,800
Snyder’s-Lance, Inc.	48,500	1,565,095

Touchstone Small Cap Value Opportunities Fund (Continued)

		Market
	Shares	Value

Common Stocks — 97.2% (Continued)

Consumer Staples — (Continued)
TreeHouse Foods, Inc.*	33,200	$2,690,196
		6,564,091

Telecommunication Services — 2.0%
FairPoint Communications, Inc.*†	107,700	1,962,294
Vonage Holdings Corp.*	427,800	2,100,498
		4,062,792

Diversified — 1.0%
Lexington Realty Trust REIT	234,600	1,989,408
Total Common Stocks		$192,952,358

Investment Funds — 15.0%
Dreyfus Cash Management, Institutional
Shares, 0.04%¥W	5,657,947	5,657,947
Invesco Government & Agency
Portfolio, Institutional Class,
0.04%**¥W	24,050,948	24,050,948
Total Investment Funds		$29,708,895

Total Investment Securities —112.2%
(Cost $206,735,894)		$222,661,253

Liabilities in Excess of Other Assets — (12.2%)		(24,194,518)

Net Assets — 100.0%		$198,466,735

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2015 was $23,578,159.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2015.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$192,952,358	$—	$—	$192,952,358
Investment Funds	29,708,895	—	—	29,708,895
				$222,661,253

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Value Fund – June 30, 2015

		Market
	Shares	Value

Common Stocks — 99.0%

Financials — 24.4%
American Express Co.	156,939	$12,197,299
American International Group, Inc.	73,030	4,514,715
Bank of America Corp.	546,696	9,304,767
Capital One Financial Corp.	141,423	12,440,981
Citigroup, Inc.	189,241	10,453,673
JPMorgan Chase & Co.	218,078	14,776,965
PNC Financial Services Group, Inc. (The)	131,628	12,590,218
State Street Corp.	135,045	10,398,465
Wells Fargo & Co.	262,824	14,781,222
		101,458,305

Health Care — 20.4%
Anthem, Inc.	39,402	6,467,444
Johnson & Johnson	112,792	10,992,708
Medtronic PLC (Ireland)*	187,071	13,861,961
Merck & Co., Inc.	172,219	9,804,428
Pfizer, Inc.	382,957	12,840,548
Sanofi ADR	250,610	12,412,713
Teva Pharmaceutical Industries Ltd. ADR	147,723	8,730,429
UnitedHealth Group, Inc.	80,034	9,764,148
		84,874,379

Information Technology — 12.3%
Intel Corp.	220,887	6,718,278
Microsoft Corp.	292,886	12,930,918
Oracle Corp.	315,974	12,733,752
QUALCOMM, Inc.	173,100	10,841,253
Texas Instruments, Inc.	152,879	7,874,797
		51,098,998

Consumer Discretionary — 10.1%
Carnival Corp. (Panama)	95,064	4,695,212
Delphi Automotive PLC (Jersey)	94,861	8,071,722
Ford Motor Co.	552,009	8,285,655
Johnson Controls, Inc.	204,387	10,123,288
Target Corp.	135,096	11,027,886
		42,203,763

Industrials — 10.0%
Deere & Co.†	47,169	4,577,751
Emerson Electric Co.	151,759	8,412,001
General Dynamics Corp.	61,637	8,733,347
Honeywell International, Inc.	73,299	7,474,299
Raytheon Co.	61,785	5,911,589
Stanley Black & Decker, Inc.	61,255	6,446,476
		41,555,463

Energy — 8.5%
BP PLC ADR	243,524	9,731,219
ConocoPhillips	147,280	9,044,465
Occidental Petroleum Corp.	111,043	8,635,814
Phillips 66	77,403	6,235,586
Seadrill Ltd. (Bermuda)†	145,671	1,506,238
		35,153,322

Consumer Staples — 6.1%
Altria Group, Inc.	153,313	7,498,539
Philip Morris International, Inc.	133,810	10,727,548
Wal-Mart Stores, Inc.	98,181	6,963,978
		25,190,065

Telecommunication Services — 3.9%
AT&T, Inc.	113,972	4,048,285
Verizon Communications, Inc.	261,596	12,192,990
		16,241,275

Materials — 2.5%
CRH PLC ADR	375,376	10,551,819

Utilities — 0.8%
Entergy Corp.	45,387	3,199,784
Total Common Stocks		$411,527,173

Investment Funds — 2.5%
Dreyfus Cash Management, Institutional
Shares, 0.04%¥W	4,112,164	4,112,164
Invesco Government & Agency
Portfolio, Institutional Class,
0.04%**¥W	6,060,959	6,060,959
Total Investment Funds		$10,173,123

Total Investment Securities —101.5%
(Cost $332,082,542)		$421,700,296

Liabilities in Excess of Other Assets — (1.5%)		(6,179,246)

Net Assets — 100.0%		$415,521,050

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2015 was $6,022,971.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2015.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Touchstone Value Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$411,527,173	$—	$—	$411,527,173
Investment Funds	10,173,123	—	—	10,173,123
				$421,700,296

See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities

June 30, 2015

			Touchstone
	Touchstone		Small Cap
	International	Touchstone	Value
	Small Cap	Large Cap	Opportunities	Touchstone
	Fund	Fund	Fund	Value Fund
Assets
Investments, at cost	$225,759,970	$295,605,867	$206,735,894	$332,082,542
Investments, at market value (A)	$259,519,429	$295,941,336	$222,661,253	$421,700,296
Foreign currency (B)	946,494	—	—	—
Dividends and interest receivable	454,826	330,268	276,495	702,998
Receivable for capital shares sold	4,347,223	587,678	394,227	501,340
Receivable for investments sold	595,087	—	873,154	—
Receivable for securities lending income	6,737	—	17,876	524
Tax reclaim receivable	142,564	22,758	—	—
Other assets	28,279	6,242	23,531	31,471
Total Assets	266,040,639	296,888,282	224,246,536	422,936,629

Liabilities
Bank overdrafts	—	—	—	802
Payable for return of collateral for securities on loan	7,748,806	—	24,050,948	6,060,959
Payable for capital shares redeemed	77,968	19,664	644,039	983,251
Payable for investments purchased	9,308,391	—	826,846	—
Payable to Investment Advisor	181,537	160,092	147,955	220,124
Payable to other affiliates	17,185	35,742	20,439	27,864
Payable to Trustees	3,488	3,440	3,488	3,488
Payable to Transfer Agent	84,967	125,864	49,528	77,343
Payable for professional services	30,056	24,950	19,766	20,287
Other accrued expenses and liabilities	36,839	20,564	16,792	21,461
Total Liabilities	17,489,237	390,316	25,779,801	7,415,579
Net Assets	$248,551,402	$296,497,966	$198,466,735	$415,521,050

Net assets consist of:
Paid-in capital	$219,794,514	$296,863,032	$173,089,126	$314,748,004
Accumulated net investment income	1,566,468	539,773	300	167,538
Accumulated net realized gains (losses) on investments and foreign currency transactions	(6,517,333)	(1,240,308)	9,451,950	10,987,754
Net unrealized appreciation on investments and foreign currency transactions	33,707,753	335,469	15,925,359	89,617,754
Net Assets	$248,551,402	$296,497,966	$198,466,735	$415,521,050
(A) Includes market value of securities on loan of:	$7,339,398	$—	$23,578,159	$6,022,971
(B) Cost of foreign currency:	$945,977	$—	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

			Touchstone
	Touchstone		Small Cap
	International	Touchstone	Value	Touchstone
	Small Cap	Large Cap	Opportunities	Value
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$24,634,864	$2,013,028	$15,219,398	$55,539,396
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,491,156	188,951	815,296	5,679,644
Net asset value and redemption price per share*	$16.52	$10.65	$18.67	$9.78
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares	$17.53	$11.30	$19.81	$10.38

Pricing of Class C Shares
Net assets applicable to Class C shares	$4,120,256	$1,370,390	$2,077,351	$6,932,407
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	253,087	129,287	113,297	711,070
Net asset value, offering price per share**	$16.28	$10.60	$18.34	$9.75

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$172,476,893	$194,225,632	$149,852,329	$104,668,413
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,184,144	18,197,276	7,609,978	10,668,508
Net asset value, offering price and redemption price per share	$16.94	$10.67	$19.69	$9.81

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$47,319,389	$98,888,916	$31,317,657	$248,380,834
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,780,016	9,258,168	1,570,737	25,372,000
Net asset value, offering price and redemption price per share	$17.02	$10.68	$19.94	$9.79

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended June 30, 2015

			Touchstone
	Touchstone		Small Cap
	International	Touchstone	Value	Touchstone
	Small Cap	Large Cap	Opportunities	Value
	Fund	Fund(B)	Fund	Fund
Investment Income
Dividends from affiliated securities	$580	$212	$517	$568
Dividends from non-affiliated securities(A)	4,037,767	1,067,581	2,958,911	11,287,572
Income from securities loaned	135,985	145	373,385	10,524
Total Investment Income	4,174,332	1,067,938	3,332,813	11,298,664
Expenses
Investment advisory fees	1,615,977	386,570	1,802,631	2,806,778
Administration fees	258,523	81,285	288,813	658,579
Compliance fees and expenses	1,825	1,825	1,825	1,825
Custody fees	71,975	4,983	13,583	11,119
Professional fees	40,683	31,789	27,821	38,403
Transfer Agent fees, Class A	18,290	266	23,824	90,151
Transfer Agent fees, Class C	1,886	311	2,191	6,623
Transfer Agent fees, Class Y	152,542	3,038	122,441	121,059
Transfer Agent fees, Institutional Class	3,712	2,982	6,532	38,206
Registration Fees, Class A	15,122	1,671	15,796	16,442
Registration Fees, Class C	3,641	1,468	1,409	7,117
Registration Fees, Class Y	18,537	2,506	18,785	23,709
Registration Fees, Institutional Class	13,063	527	34,776	22,867
Reports to Shareholders, Class A	6,969	5,490	6,280	11,502
Reports to Shareholders, Class C	4,201	5,436	3,719	4,975
Reports to Shareholders, Class Y	15,978	5,701	17,310	12,342
Reports to Shareholders, Institutional Class	4,664	7,737	5,134	19,692
Distribution expenses, Class A	28,085	627	38,194	151,821
Distribution and shareholder servicing expenses, Class C	14,164	3,027	15,101	61,307
Trustee fees	12,753	12,753	12,753	12,753
Other expenses	94,286	8,909	28,491	55,136
Total Expenses	2,396,876	568,901	2,487,409	4,172,406
Fees waived and/or reimbursed by the Advisor and/or Affiliates(C)	(180,903)	(134,430)	(181,408)	(765,780)
Net Expenses	2,215,973	434,471	2,306,001	3,406,626
Net Investment Income	1,958,359	633,467	1,026,812	7,892,038
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments from non-affiliated securities	11,572,428	(193,216)	16,058,310	38,511,219
Net realized losses on foreign currency transactions	(110,726)	—	—	—
Net change in unrealized appreciation (depreciation) on investments(D)	(1,839,867)	(3,324,366)	(11,306,717)	(21,863,427)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(59,829)	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	9,562,006	(3,517,582)	4,751,593	16,647,792
Change in Net Assets Resulting from Operations	$11,520,365	$(2,884,115)	$5,778,405	$24,539,830
(A)Net of foreign tax withholding of:	$354,211	$—	$—	$112,723

(B)Represents the period from commencement of operations (July 9, 2014) through June 30, 2015.

(C)See Note 4 in Notes to Financial Statements.

(D)Change in unrealized appreciation/(depreciation) does not include net unrealized appreciation of $3,659,835 for the Large Cap Fund in connection with the Fund’s merger. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Touchstone		Touchstone
	International		Large Cap
	Small Cap Fund		Fund
	For the Year	For the Year	For the Period
	Ended	Ended	Ended June 30,
	June 30, 2015	June 30, 2014	2015(B)
From Operations
Net investment income	$1,958,359	$1,463,348	$633,467
Net realized gain (loss) on investments and foreign currency transactions and payment by affiliates	11,461,702	8,587,676	(193,216)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,899,696)	18,843,788	(3,324,366)
Change in Net Assets from Operations	11,520,365	28,894,812	(2,884,115)
Distributions to Shareholders from:
Net investment income, Class A	(37,754)	(44,598)	(133)
Net investment income, Class C	(2,327)	(1,662)	—
Net investment income, Class Y	(785,529)	(1,419,428)	(1,110)
Net investment income, Institutional Class	(256,269)	(442,867)	(92,451)
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	(1,081,879)	(1,908,555)	(93,694)

Net Increase (Decrease) from Share Transactions(A)	76,020,244	28,247,518	299,475,775

Total Increase (Decrease) in Net Assets	86,458,730	55,233,775	296,497,966
Net Assets
Beginning of period	162,092,672	106,858,897	—
End of period	$248,551,402	$162,092,672	$296,497,966
Accumulated Net Investment Income	$1,566,468	$721,548	$539,773

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 36-37.

(B) Represents the period from commencement of operations (July 9, 2014) through June 30, 2015.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone
Small Cap		Touchstone
Value Opportunities Fund		Value Fund
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

$1,026,812	$326,007	$7,892,038	$8,986,049

16,058,310	25,334,532	38,511,219	15,695,457

(11,306,717)	11,521,337	(21,863,427)	48,490,892
5,778,405	37,181,876	24,539,830	73,172,398

(269,790)	(3,917)	(681,294)	(1,193,286)
(24,922)	—	(34,479)	(59,554)
(2,673,760)	(336,255)	(1,563,242)	(2,363,426)
(467,019)	(31,300)	(4,035,735)	(5,163,594)
(1,781,329)	(313,414)	(1,056,528)	—
(179,373)	(14,880)	(98,205)	—
(16,418,203)	(17,996,689)	(1,898,093)	—
(2,756,437)	(1,318,126)	(4,392,373)	—
(24,570,833)	(20,014,581)	(13,759,949)	(8,779,860)

36,213,437	57,853,792	(25,104,709)	22,607,785

17,421,009	75,021,087	(14,324,828)	87,000,323

181,045,726	106,024,639	429,845,878	342,845,555
$198,466,735	$181,045,726	$415,521,050	$429,845,878
$300	$255,458	$167,538	$206,189

Statements of Changes in Net Assets - Capital Stock Activity

					Touchstone Large
	Touchstone International Small Cap Fund				Cap Fund
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	June 30, 2015		June 30, 2014		June 30, 2015(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,199,963	$19,218,862	690,059	$10,199,935	65,666	$706,463
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	134,841	1,466,300
Reinvestment of distributions	2,511	36,985	2,877	41,895	12	133
Cost of Shares redeemed	(403,993)	(6,230,270)	(39,141)	(590,033)	(11,568)	(124,864)
Change from Class A Share Transactions	798,481	13,025,577	653,795	9,651,797	188,951	2,048,032
Class C
Proceeds from Shares issued	230,566	3,680,381	39,387	588,357	102,403	1,108,828
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	33,258	359,796
Reinvestment of distributions	140	2,028	115	1,662	—	—
Cost of Shares redeemed	(17,581)	(266,401)	(80)	(1,108)	(6,374)	(68,848)
Change from Class C Share Transactions	213,125	3,416,008	39,422	588,911	129,287	1,399,776
Class Y
Proceeds from Shares issued	4,445,221	72,611,024	1,139,319	17,615,548	1,258,713	13,505,190
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	16,959,045	184,754,062
Reinvestment of distributions	50,521	761,863	92,341	1,375,877	102	1,110
Cost of Shares redeemed	(1,911,351)	(29,609,710)	(649,791)	(9,556,736)	(20,584)	(222,527)
Change from Class Y Share Transactions	2,584,391	43,763,177	581,869	9,434,689	18,197,276	198,037,835
Institutional Class
Proceeds from Shares issued	1,907,711	31,670,146	1,212,871	16,971,950	9,192,933	97,278,370
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	62,587	682,334
Reinvestment of distributions	16,915	256,269	29,603	442,867	8,474	92,451
Cost of Shares redeemed	(1,040,469)	(16,110,933)	(605,074)	(8,842,696)	(5,826)	(63,023)
Change from Institutional Class Share Transactions	884,157	15,815,482	637,400	8,572,121	9,258,168	97,990,132
Change from Share Transactions	4,480,154	$76,020,244	1,912,486	$28,247,518	27,773,682	$299,475,775

(A)See Note 9 in the Notes to Financial Statements.

(B)Represents the period from commencement of operations (July 9, 2014) through June 30, 2015.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Cap Value Opportunities Fund				Touchstone Value Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

779,381	$15,358,208	694,263	$14,086,155	762,901	$7,405,973	1,360,322	$12,296,352
—	—	—	—	—	—	—	—
111,090	2,002,265	16,104	302,907	144,696	1,410,108	103,476	967,643
(712,392)	(13,626,669)	(142,999)	(2,926,793)	(2,129,267)	(20,802,496)	(1,221,370)	(10,869,290)
178,079	3,733,804	567,368	11,462,269	(1,221,670)	(11,986,415)	242,428	2,394,705

94,954	1,819,621	26,415	529,335	337,279	3,267,904	224,263	2,036,663
—	—	—	—	—	—	—	—
8,041	142,680	633	11,799	8,080	78,092	3,548	33,419
(16,666)	(308,042)	(1,993)	(41,800)	(180,803)	(1,759,085)	(58,418)	(519,254)
86,329	1,654,259	25,055	499,334	164,556	1,586,911	169,393	1,550,828

2,044,214	41,296,768	1,281,068	26,940,927	2,353,367	22,960,959	2,484,897	22,624,307
—	—	—	—	—	—	—	—
963,156	18,315,097	918,330	18,084,643	279,262	2,733,412	174,625	1,635,689
(1,820,526)	(36,101,142)	(742,017)	(15,866,089)	(3,748,197)	(36,842,800)	(3,226,088)	(28,595,982)
1,186,844	23,510,723	1,457,381	29,159,481	(1,115,568)	(11,148,429)	(566,566)	(4,335,986)

368,491	7,441,842	957,175	20,689,646	5,151,325	49,653,209	7,075,862	64,437,527
—	—	—	—	—	—	—	—
167,477	3,223,456	67,787	1,349,426	733,844	7,180,060	469,954	4,400,212
(160,953)	(3,350,647)	(241,883)	(5,306,364)	(6,161,159)	(60,390,045)	(5,178,939)	(45,839,501)
375,015	7,314,651	783,079	16,732,708	(275,990)	(3,556,776)	2,366,877	22,998,238
1,826,267	$36,213,437	2,832,883	$57,853,792	(2,448,672)	$(25,104,709)	2,212,132	$22,607,785

Financial Highlights

Touchstone International Small Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$15.48	$12.58	$10.21	$11.12	$11.88	$9.25
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	(B)	0.11	0.09	(B)	0.03	(B)	(0.10	)(B)
Net realized and unrealized gains (losses) on investments	1.00	3.00	2.43	(0.90)	(0.84)	2.73
Total from investment operations	1.11	3.11	2.54	(0.81)	(0.81)	2.63
Distributions from:
Net investment income	(0.07)	(0.21)	(0.17)	(0.10)	(0.15)	—
Capital contribution	—	—	—	—	0.20	(C)	—
Net asset value at end of period	$16.52	$15.48	$12.58	$10.21	$11.12	$11.88
Total return(D)	7.29%	24.74%	24.99%	(7.28	)%(E)	(4.96	)%(C)	28.43%
Ratios and supplemental data:
Net assets at end of period (000’s)	$24,635	$10,721	$489	$199	$143	$207
Ratio to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.55	%(F)	1.55%	1.55%
Gross expenses	1.84%	2.12%	7.77%	19.37	%(F)	10.50	%(G)	3.23	%(G)
Net investment income (loss)	0.90%	0.76%	1.41%	3.36	%(F)	0.26%	(1.02)%
Portfolio turnover rate	84%	60%	79%	21	%(E)	207%	152%

Touchstone International Small Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended June 30,				June 30,
	2015	2014		2013	2012(H)
Net asset value at beginning of period	$15.33	$12.54		$10.19	$10.94
Income (loss) from investment operations:
Net investment income	0.06	—	(B)(I)	0.14	0.05	(B)
Net realized and unrealized gains (losses) on investments	0.92	2.99		2.31	(0.69)
Total from investment operations	0.98	2.99		2.45	(0.64)
Distributions from:
Net investment income	(0.03)	(0.20)		(0.10)	(0.11)
Net asset value at end of period	$16.28	$15.33		$12.54	$10.19
Total return(D)	6.44%	23.94%		24.08%	(5.84	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,120	$613		$7	$2
Ratio to average net assets:
Net expenses	2.30%	2.30%		2.30%	2.30	%(F)
Gross expenses	2.92%	7.28%		94.29%	968.58	%(F)
Net investment income	0.15%	0.01%		0.66%	2.12	%(F)
Portfolio turnover rate	84%	60%		79%	21	%(E)

(A)	The Fund changed its fiscal year end from March 31 to June 30.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.
(H)	Represents the period from commencement of operations (April 16, 2012) through June 30, 2012.
(I)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Small Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$15.86	$12.84	$10.40	$11.32	$12.14	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.16	(B)	0.21	0.10	(B)	0.07	(B)	(0.08	)(B)
Net realized and unrealized gains (losses) on investments	1.04	3.07	2.40	(0.92)	(0.88)	2.80
Total from investment operations	1.18	3.23	2.61	(0.82)	(0.81)	2.72
Distributions from:
Net investment income	(0.10)	(0.21)	(0.17)	(0.10)	(0.21)	(0.02)
Capital contribution	—	—	—	—	0.20	(C)	—
Net asset value at end of period	$16.94	$15.86	$12.84	$10.40	$11.32	$12.14
Total return	7.54%	25.16%	25.38%	(7.22	)%(D)	(4.81	)%(C)	28.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$172,477	$120,537	$90,125	$80,754	$90,029	$118,679
Ratio to average net assets:
Net expenses	1.30%	1.25%	1.24%	1.30	%(E)	1.30%	1.30%
Gross expenses	1.38%	1.44%	1.53%	1.74	%(E)	1.69	%(F)	1.59	%(F)
Net investment income (loss)	1.15%	1.06%	1.71%	3.61	%(E)	0.60%	(0.80)%
Portfolio turnover rate	84%	60%	79%	21	%(D)	207%	152%

Touchstone International Small Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$15.94	$12.90	$10.45	$11.37	$12.20	$9.49
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	(B)	0.23	0.10	(B)	0.13	(B)	(0.06	)(B)
Net realized and unrealized gains (losses) on investments	1.02	3.09	2.42	(0.91)	(0.93)	2.81
Total from investment operations	1.20	3.27	2.65	(0.81)	(0.80)	2.75
Distributions from:
Net investment income	(0.12)	(0.23)	(0.20)	(0.11)	(0.24)	(0.04)
Capital contribution	—	—	—	—	0.21	(C)	—
Net asset value at end of period	$17.02	$15.94	$12.90	$10.45	$11.37	$12.20
Total return	7.65%	25.38%	25.59%	(7.13	)%(D)	(4.55	)%(C)	29.00%
Ratios and supplemental data:
Net assets at end of period (000's)	$47,319	$30,223	$16,238	$3,869	$6,288	$1,173
Ratio to average net assets:
Net expenses	1.18%	1.08%	1.05%	1.05	%(E)	1.05%	1.05%
Gross expenses	1.30%	1.33%	1.50%	2.05	%(E)	1.46	%(F)	2.22	%(F)
Net investment income (loss)	1.27%	1.23%	1.90%	3.86	%(E)	1.15%	(0.61)%
Portfolio turnover rate	84%	60%	79%	21	%(D)	207%	152%

(A)	The Fund changed its fiscal year end from March 31 to June 30.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	June 30,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.09	(B)
Net realized and unrealized gains on investments	0.57
Total from investment operations	0.66
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$10.65
Total return(C)	6.57	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,013
Ratio to average net assets:
Net expenses	1.12	%(E)
Gross expenses	4.17	%(E)
Net investment income	0.81	%(E)
Portfolio turnover rate	8	%(D)(F)

Touchstone Large Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	June 30,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.01	(B)
Net realized and unrealized gains on investments	0.59
Total from investment operations	0.60
Net asset value at end of period	$10.60
Total return(C)	6.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,370
Ratio to average net assets:
Net expenses	1.87	%(E)
Gross expenses	4.34	%(E)
Net investment income	0.06	%(E)
Portfolio turnover rate	8	%(D)(F)

(A)	Represents the period from commencement of operations (July 9, 2014) through June 30, 2015.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Touchstone Capital Growth Fund merger on June 26, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	June 30,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.11	(B)
Net realized and unrealized gains on investments	0.57
Total from investment operations	0.68
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$10.67
Total return	6.80	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$194,226
Ratio to average net assets:
Net expenses	0.87	%(D)
Gross expenses	1.19	%(D)
Net investment income	1.06	%(D)
Portfolio turnover rate	8	%(C)(E)

Touchstone Large Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	June 30,
	2015(A)
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income	0.12	(B)
Net realized and unrealized gains on investments	0.57
Total from investment operations	0.69
Distributions from:
Net investment income	(0.01)
Net asset value at end of period	$10.68
Total return	6.92	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$98,889
Ratio to average net assets:
Net expenses	0.77	%(D)
Gross expenses	0.98	%(D)
Net investment income	1.16	%(D)
Portfolio turnover rate	8	%(C)(E)

(A)	Represents the period from commencement of operations (July 9, 2014) through June 30, 2015.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Touchstone Capital Growth Fund merger on June 26, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012	2012	2011
Net asset value at beginning of period	$20.92	$18.75	$16.97	$18.08	$19.06	$16.43
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.05)	0.09	(A)	(0.01)	(0.06	)(A)	(0.08	)(A)
Net realized and unrealized gains (losses) on investments	0.39	5.88	(B)	3.66	(0.57)	0.04	2.71
Total from investment operations	0.43	5.83	3.75	(0.58)	(0.02)	2.63
Distributions from:
Net investment income	(0.31)	(0.02)	(0.09)	—	—	—
Realized capital gains	(2.37)	(3.64)	(1.88)	(0.53)	(0.96)	—
Total distributions	(2.68)	(3.66)	(1.97)	(0.53)	(0.96)	—
Net asset value at end of period	$18.67	$20.92	$18.75	$16.97	$18.08	$19.06
Total return(C)	2.68%	33.35	%(B)	24.31%	(3.09	)%(D)	0.60%	16.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,219	$13,332	$1,309	$2,023	$2,251	$3,068
Ratio to average net assets:
Net expenses	1.45%	1.50%	1.50%	1.50	%(E)	1.50%	1.50%
Gross expenses	1.70%	1.93%	2.46%	3.31	%(E)	2.27	%(F)	2.10	%(F)
Net investment income (loss)	0.31%	(0.09)%	0.53%	(0.16	)%(E)	(0.34)%	(0.46)%
Portfolio turnover rate	57%	73%	95%	18	%(D)	49%	55%

Touchstone Small Cap Value Opportunities Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

						Period
						Ended
	Year Ended June 30,					June 30,
	2015	2014		2013		2012(G)
Net asset value at beginning of period	$20.70	$18.69		$16.95		$17.58
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.14)		(0.04	)(A)	(0.03)
Net realized and unrealized gains (losses) on investments	0.25	5.79	(B)	3.66		(0.07)
Total from investment operations	0.28	5.65		3.62		(0.10)
Distributions from:
Net investment income	(0.27)	—		—		—
Realized capital gains	(2.37)	(3.64)		(1.88)		(0.53)
Total distributions	(2.64)	(3.64)		(1.88)		(0.53)
Net asset value at end of period	$18.34	$20.70		$18.69		$16.95
Total return(C)	1.93%	32.43	%(B)	23.44%		(0.51	)%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,077	$558		$36		$2
Ratio to average net assets:
Net expenses	2.19%	2.25%		2.25%		2.25	%(E)
Gross expenses	2.63%	5.09%		25.27%		942.58	%(E)
Net investment income (loss)	(0.44)%	(0.84)%		(0.22)%		(0.95	)%(E)
Portfolio turnover rate	57%	73%		95%		18	%(D)

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.
(G)	Represents the period from commencement of operations (April 16, 2012) through June 30, 2012.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Opportunities Fund— Class Y

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012	2012	2011
Net asset value at beginning of period	$21.90	$19.45	$17.51	$18.62	$19.55	$16.80
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.04	0.15	(A)	0.01	(0.02	)(A)	(0.04	)(A)
Net realized and unrealized gains (losses) on investments	0.41	6.11	(B)	3.77	(0.59)	0.05	2.79
Total from investment operations	0.50	6.15	3.92	(0.58)	0.03	2.75
Distributions from:
Net investment income	(0.34)	(0.06)	(0.10)	—	—	—
Realized capital gains	(2.37)	(3.64)	(1.88)	(0.53)	(0.96)	—
Total distributions	(2.71)	(3.70)	(1.98)	(0.53)	(0.96)	—
Net asset value at end of period	$19.69	$21.90	$19.45	$17.51	$18.62	$19.55
Total return	2.92%	33.80	%(B)	24.68%	(3.05	)%(C)	0.85%	16.37%
Ratios and supplemental data:
Net assets at end of period (000's)	$149,852	$140,689	$96,584	$82,861	$87,984	$98,269
Ratio to average net assets:
Net expenses	1.20%	1.17%	1.19%	1.22	%(D)	1.25%	1.25%
Gross expenses	1.26%	1.24%	1.29%	1.40	%(D)	1.27	%(E)	1.26	%(E)
Net investment income (loss)	0.55%	0.24%	0.84%	0.12	%(D)	(0.09)%	(0.23)%
Portfolio turnover rate	57%	73%	95%	18	%(C)	49%	55%

Touchstone Small Cap Value Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Three
Months
Ended
Year Ended June 30,	June 30,	Year Ended March 31,
2015	2014	2013	2012	2012	2011
Net asset value at beginning of period	$22.13	$19.62	$17.63	$18.75	$19.65	$16.87
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.04	0.17	(A)	0.01	0.01	(A)	(0.01	)(A)
Net realized and unrealized gains (losses) on investments	0.37	6.18	(B)	3.82	(0.60)	0.05	2.79
Total from investment operations	0.53	6.22	3.99	(0.59)	0.06	2.78
Distributions from:
Net investment income	(0.35)	(0.07)	(0.12)	—	—	—
Realized capital gains	(2.37)	(3.64)	(1.88)	(0.53)	(0.96)	—
Total distributions	(2.72)	(3.71)	(2.00)	(0.53)	(0.96)	—
Net asset value at end of period	$19.94	$22.13	$19.62	$17.63	$18.75	$19.65
Total return	3.04%	33.90	%(B)	24.82%	(3.04	)%(C)	1.00%	16.48%
Ratios and supplemental data:
Net assets at end of period (000's)	$31,318	$26,466	$8,096	$7,023	$19,066	$20,119
Ratio to average net assets:
Net expenses	1.10%	1.10%	1.10%	1.10	%(D)	1.10%	1.10%
Gross expenses	1.32%	1.37%	1.46%	1.60	%(D)	1.18	%(E)	1.18	%(E)
Net investment income (loss)	0.66%	0.31%	0.93%	0.24	%(D)	0.06%	(0.08)%
Portfolio turnover rate	57%	73%	95%	18	%(C)	49%	55%

(A)	The net investment income (loss) per share is based on average shares outstanding for the period.
(B)	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
(C)	Not annualized.
(D)	Annualized.
(E)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

					Three
					Months
					Ended
	Year Ended June 30,				June 30,		Year Ended March 31,
	2015	2014	2013		2012		2012		2011
Net asset value at beginning of period	$9.56	$8.02	$6.95		$7.14		$6.67		$6.17
Income (loss) from investment operations:
Net investment income	0.16	0.19	0.15	(A)	0.03	(A)	0.12	(A)	0.08	(A)
Net realized and unrealized gains (losses) on investments	0.34	1.53	1.30		(0.16)		0.45		0.50
Total from investment operations	0.50	1.72	1.45		(0.13)		0.57		0.58
Distributions from:
Net investment income	(0.11)	(0.18)	(0.15)		(0.06)		(0.10)		(0.08)
Realized capital gains	(0.17)	—	(0.23)		—		—		—
Total distributions	(0.28)	(0.18)	(0.38)		(0.06)		(0.10)		(0.08)
Net asset value at end of period	$9.78	$9.56	$8.02		$6.95		$7.14		$6.67
Total return(B)	5.26%	21.50%	21.56%		(1.83	)%(C)	8.77%		9.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,539	$66,000	$53,433		$1,583		$1,606		$2,325
Ratio to average net assets:
Net expenses	1.08%	1.07%	1.00%		1.20	%(D)	1.20%		1.20%
Gross expenses	1.27%	1.31%	1.51%		3.49	%(D)	1.96	%(E)	2.04	%(E)
Net investment income	1.54%	2.13%	1.96%		1.68	%(D)	1.84%		1.31%
Portfolio turnover rate	20%	26%	110	%(F)	13	%(C)	15%		13%

Touchstone Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended June 30,				June 30,
	2015	2014	2013		2012(G)
Net asset value at beginning of period	$9.55	$8.02	$6.95		$6.90
Income from investment operations:
Net investment income	0.07	0.11	0.09	(A)	0.01	(A)
Net realized and unrealized gains on investments	0.35	1.54	1.30		0.10
Total from investment operations	0.42	1.65	1.39		0.11
Distributions from:
Net investment income	(0.05)	(0.12)	(0.09)		(0.06)
Realized capital gains	(0.17)	—	(0.23)		—
Total distributions	(0.22)	(0.12)	(0.32)		(0.06)
Net asset value at end of period	$9.75	$9.55	$8.02		$6.95
Total return(B)	4.41%	20.61%	20.62%		1.56	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,932	$5,218	$3,025		$3
Ratio to average net assets:
Net expenses	1.83%	1.82%	1.75%		1.95	%(D)
Gross expenses	2.14%	2.19%	2.30%		929.36	%(D)
Net investment income	0.79%	1.38%	1.21%		0.93	%(D)
Portfolio turnover rate	20%	26%	110	%(F)	13	%(C)

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.
(F)	Portfolio turnover excludes the purchases and sales of the Fifth Third Disciplined Large Cap Value Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.
(G)	Represents the period from commencement of operations (April 16, 2012) through June 30, 2012.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

					Three
					Months
					Ended
	Year Ended June 30,				June 30,		Year Ended March 31,
	2015	2014	2013		2012		2012		2011
Net asset value at beginning of period	$9.59	$8.05	$6.97		$7.16		$6.69		$6.19
Income (loss) from investment operations:
Net investment income	0.18	0.21	0.16	(A)	0.03	(A)	0.12	(A)	0.09	(A)
Net realized and unrealized gains (losses) on investments	0.35	1.53	1.32		(0.15)		0.47		0.51
Total from investment operations	0.53	1.74	1.48		(0.12)		0.59		0.60
Distributions from:
Net investment income	(0.14)	(0.20)	(0.17)		(0.07)		(0.12)		(0.10)
Realized capital gains	(0.17)	—	(0.23)		—		—		—
Total distributions	(0.31)	(0.20)	(0.40)		(0.07)		(0.12)		(0.10)
Net asset value at end of period	$9.81	$9.59	$8.05		$6.97		$7.16		$6.69
Total return	5.52%	21.71%	21.91%		(1.69	)%(B)	9.01%		9.86%
Ratios and supplemental data:
Net assets at end of period (000's)	$104,668	$113,055	$99,398		$51,447		$87,546		$86,659
Ratio to average net assets:
Net expenses	0.82%	0.80%	0.77%		0.95	%(C)	0.95%		0.95%
Gross expenses	0.97%	0.99%	1.09%		1.23	%(C)	1.03	%(D)	1.04	%(D)
Net investment income	1.80%	2.39%	2.19%		1.93	%(C)	1.90%		1.58%
Portfolio turnover rate	20%	26%	110	%(E)	13	%(B)	15%		13%

Touchstone Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

					Three
					Months
					Ended
	Year Ended June 30,				June 30,		Year Ended March 31,
	2015	2014	2013		2012		2012		2011
Net asset value at beginning of period	$9.57	$8.03	$6.96		$7.15		$6.68		$6.18
Income (loss) from investment operations:
Net investment income	0.18	0.21	0.17	(A)	0.03	(A)	0.13	(A)	0.10	(A)
Net realized and unrealized gains (losses) on investments	0.36	1.54	1.31		(0.16)		0.46		0.51
Total from investment operations	0.54	1.75	1.48		(0.13)		0.59		0.61
Distributions from:
Net investment income	(0.15)	(0.21)	(0.18)		(0.06)		(0.12)		(0.11)
Realized capital gains	(0.17)	—	(0.23)		—		—		—
Total distributions	(0.32)	(0.21)	(0.41)		(0.06)		(0.12)		(0.11)
Net asset value at end of period	$9.79	$9.57	$8.03		$6.96		$7.15		$6.68
Total return	5.68%	21.92%	21.92%		(1.62	)%(B)	9.13%		9.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$248,381	$245,573	$186,990		$69,549		$33,727		$42,106
Ratio to average net assets:
Net expenses	0.68%	0.67%	0.67%		0.85	%(C)	0.85%		0.85%
Gross expenses	0.86%	0.87%	0.99%		1.09	%(C)	0.88	%(D)	0.89	%(D)
Net investment income	1.94%	2.52%	2.29%		2.04	%(C)	2.00%		1.67%
Portfolio turnover rate	20%	26%	110	%(E)	13	%(B)	15%		13%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Not annualized.
(C)	Annualized.
(D)	Legal, printing and/or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the former advisor paid these expenses on behalf of the Funds. Had the former advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012 and 2011.
(E)	Portfolio turnover excludes the purchases and sales of the Fifth Third Disciplined Large Cap Value Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

June 30, 2015

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1982. The Trust consists of seventeen funds including the following four funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone International Small Cap Fund (“International Small Cap Fund”)

Touchstone Large Cap Fund (“Large Cap Fund”)

Touchstone Small Cap Value Opportunities Fund (“Small Cap Value Opportunities Fund”)

Touchstone Value Fund (“Value Fund”)

Each Fund is diversified, with the exception of the Large Cap Fund, which is non-diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1	–	quoted prices in active markets for identical securities

•	Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of June 30, 2015, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic or sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended June 30, 2015.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended June 30, 2015, there were no transfers between Levels 1, 2 and 3 for all Funds, except as shown in the Portfolio of Investments for the International Small Cap Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. Money market instruments and other debt securities with remaining maturities of 60 days or less are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a

Notes to Financial Statements (Continued)

premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

New accounting pronouncement — In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, “Repurchase-to-Maturity, Repurchase Financings, and Disclosures”. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions. The new disclosures are required to be presented for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact these updates may have on the Funds’ financial statements and disclosures.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

Notes to Financial Statements (Continued)

As of June 30, 2015, the following Funds loaned securities and received collateral as follows:

	Market	Market
	Value of	Value of
	Securities	Collateral
Fund	Loaned	Received
International Small Cap Fund	$7,339,398	$7,748,806
Small Cap Value Opportunities Fund	23,578,159	24,050,948
Value Fund	6,022,971	6,060,959

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Fund. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Value Fund declares and distributes net investment income, if any, semi-annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by those underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common

Notes to Financial Statements (Continued)

expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, in Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2015:

			Small Cap
	International		Value
	Small Cap	Large Cap	Opportunities	Value
	Fund	Fund	Fund	Fund
Purchases of investment securities	$212,527,410	$115,634,115	$120,169,207	$84,388,884
Proceeds from sales and maturities	$139,789,652	$5,348,704	$105,441,621	$109,679,174

There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended June 30, 2015.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $51,012 for the year ended June 30, 2015.

Management & Expense Limitation Agreements

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Touchstone International Small Cap Fund	0.95% on the first $300 million

Notes to Financial Statements (Continued)

0.90% on the next $200 million
0.85% on the next $250 million
0.80% on the next $250 million
0.75% on the next $500 million
0.70% on the next $500 million
0.65% on such assets over $2 billion
Touchstone Large Cap Fund	0.70% on the first $500 million
0.64% on the next $500 million
0.60% on such assets over $1 billion
Touchstone Small Cap Value Opportunities Fund	0.95% on the first $300 million
0.90% on the next $200 million
0.85% on such assets over $500 million
Touchstone Value Fund	0.65%

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Barrow, Hanley, Mewhinney & Strauss, LLC	The London Company
Value Fund	Large Cap Fund

Copper Rock Capital Partners LLC	Thompson Siegel & Walmsley LLC
International Small Cap Fund	Small Cap Value Opportunities Fund

The Advisor, not the Funds, pays the sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transactions costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

				Institutional
Fund	Class A	Class C	Class Y	Class
International Small Cap Fund	1.55%	2.30%	1.30%	1.18%
Large Cap Fund	1.12%	1.87%	0.87%	0.77%
Small Cap Value Opportunities Fund*	1.43%	2.18%	1.18%	1.10%
Value Fund	1.08%	1.83%	0.83%	0.68%

* Prior to October 30, 2014, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.50%, 2.25%, 1.25% and 1.10%, respectively.

These expense limitations will remain in effect for all Funds through at least October 29, 2015, except for Large Cap Fund which will remain in effect through October 29, 2016.

Notes to Financial Statements (Continued)

During the year ended June 30, 2015, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees, of the Funds as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
Fund	Fees Waived	Fees Waived	Reimbursed	Total
International Small Cap Fund	$—	$91,792	$89,111	$180,903
Large Cap Fund	33,088	81,285	20,057	134,430
Small Cap Value Opportunities Fund	—	88,460	92,948	181,408
Value Fund	—	648,908	116,872	765,780

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

As of June 30, 2015, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	June 30,	June 30,	June 30,
Fund	2016	2017	2018	Total
International Small Cap Fund	$346,008	$277,489	$146,155	$769,652
Large Cap Fund	—	—	130,776	130,776
Small Cap Value Opportunities Fund	132,190	129,267	145,044	406,501
Value Fund	897,689	712,405	729,485	2,339,579

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2015.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor’s annual administrative fee was:

0.20% on the first $6 billion of the aggregate average daily net assets;

0.16% on the next $4 billion of aggregate average daily net assets; and

0.12% on the aggregate average daily net assets of all such assets in excess of $10 billion.

The fee was computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

Beginning January 1, 2015, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

Notes to Financial Statements (Continued)

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary. Prior to December 1, 2014, the Funds reimbursed the Advisor up to $17 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended June 30, 2015:

Fund	Amount
International Small Cap Fund	$15,677
Large Cap Fund	2,217
Small Cap Value Opportunities Fund	6,085
Value Fund	7,854

Notes to Financial Statements (Continued)

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended June 30, 2015:

Fund	Amount
Large Cap Fund	$40
Small Cap Value Opportunities Fund	179
Value Fund	76

AFFILIATED INVESTMENTS

Each Fund may have invested in the Touchstone Institutional Money Market Fund through June 19, 2015, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds were invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator were paid additional fees from the Touchstone Institutional Money Market Fund that were not waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended June 30, 2015, is as follows:

Fund	Share Activity
						Market
	Balance			Balance		Value
	06/30/14	Purchases	Sales	06/30/15	Dividends	06/30/15
International Small Cap Fund	4,837,156	100,707,498	(105,544,654)	—	$580	$—
Large Cap Fund	—	102,849,871	(102,849,871)	—	212	—
Small Cap Value Opportunities Fund	3,423,077	76,046,254	(79,469,331)	—	517	—
Value Fund	9,606,140	75,339,700	(84,945,840)	—	568	—

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Notes to Financial Statements (Continued)

The tax character of distributions paid for the years ended June 30, 2015 and June 30, 2014 is as follows:

	International Small Cap Fund		Large Cap Fund
	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2015	2014	2015
From ordinary income	$1,081,879	$1,908,555	$93,694
Total Distributions	$1,081,879	$1,908,555	$93,694

	Small Cap Value Opportunities Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
From ordinary income	$12,526,378	$9,922,007	$7,924,841	$8,779,860
From long-term capital gains	12,044,455	10,092,574	5,835,108	—
Total Distributions	$24,570,833	$20,014,581	$13,759,949	$8,779,860

The following information is computed on a tax basis for each item as of June 30, 2015:

			Small Cap
	International	Large	Value
	Small Cap	Cap	Opportunities	Value
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$226,772,672	$295,622,354	$206,787,753	$334,104,934
Gross unrealized appreciation	37,018,503	8,439,606	27,425,831	97,641,296
Gross unrealized depreciation	(4,271,746)	(8,120,624)	(11,552,331)	(10,045,934)
Net unrealized appreciation on investments	32,746,757	318,982	15,873,500	87,595,362
Net unrealized depreciation on foreign currency transactions	(51,706)	—	—	—
Accumulated capital and other losses	(1,667,378)	(1,223,821)	—	(13,695,912)
Qualified Late-Year Losses deferred	(4,613,302)	—	—	—
Undistributed ordinary income	2,342,517	539,773	2,836,056	167,538
Undistributed long-term capital gains	—	—	6,668,053	26,706,058
Accumulated earnings (deficit)	$28,756,888	$(365,066)	$25,377,609	$100,773,046

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and passive foreign investment company (“PFIC”) adjustments.

As of June 30, 2015, the Funds had the following capital loss carryforwards for federal income tax purposes:

					No	No
	Short Term Expiring On*				Expiration	Expiration
	2015	2016	2017	2018	Short Term*	Long Term*	Total
International Small Cap Fund**	$—	$—	$1,667,378	$—	$—	$—	$1,667,378
Large Cap Fund	—	1,035,863	—	—	187,958	—	1,223,821
Value Fund**	—	—	13,695,912	—	—	—	13,695,912

*The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended June 30, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**Utilization may be limited by current income tax regulations.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Notes to Financial Statements (Continued)

For the year ended June 30, 2015, the Large Cap Fund had $2,882,786 of capital loss carryforwards expiring in the current year.

During the year ended June 30, 2015, the following Funds utilized capital loss carryforwards:

Fund	Amount
International Small Cap Fund	$16,270,339
Large Cap Fund	—
Small Cap Value Opportunities Fund	541,070
Value Fund	7,128,617

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2012 through June 30, 2015) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of foreign currency gains/losses, gains/losses from passive foreign investment companies, adjustments on disposition of partnerships, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers, re-designation of dividends paid and deemed distributions on shareholder redemption have been made to the following Funds for the year ended June 30, 2015:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
International Small Cap Fund	$—	$(31,560)	$31,560
Large Cap Fund	1,047,092	—	(1,047,092)
Small Cap Value Opportunities Fund	871,949	2,153,521	(3,025,470)
Value Fund	937,984	(1,615,939)	677,955

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Notes to Financial Statements (Continued)

8. Risks Associated with Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

9. Fund Mergers

At a meeting held on February 12, 2015, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Capital Growth Fund to the Touchstone Large Cap Fund, each a series of the Trust. The merger took place on June 26, 2015.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Capital Growth		Large Cap	Large Cap
	Fund		Fund	Fund
Class A
Shares	134,841	(A)	54,608	189,449
Net Assets	$1,466,300		$593,819	$2,060,119
Net Asset Value	$10.87	(A)	$10.87	$10.87
Class C
Shares	33,258	(B)	90,840	124,098
Net Assets	$359,796		$982,747	$1,342,543
Net Asset Value	$10.82	(B)	$10.82	$10.82

Class Y
Shares	16,959,045	(C)	1,194,116	18,153,161
Net Assets	$184,754,062		$13,008,812	$197,762,874
Net Asset Value	$10.89	(C)	$10.89	$10.89
Institutional Class
Shares	62,587	(D)	9,195,581	9,258,168
Net Assets	$682,334		$100,252,439	$100,934,773
Net Asset Value	$10.90	(D)	$10.90	$10.90
Fund Total
Shares Outstanding	11,078,886		10,535,145	27,724,876
Net Assets	$187,262,492		$114,837,817	$302,100,309
Unrealized Appreciation (Depreciation)	$3,659,835		$2,863,230	$6,523,065

(A)Reflects a 1.5003:1 reverse stock split which occurred on the date of reorganization, June 26, 2015.

(B)Reflects a 1.4434:1 reverse stock split which occurred on the date of reorganization, June 26, 2015.

(C)Reflects a 1.5522:1 reverse stock split which occurred on the date of reorganization, June 26, 2015.

(D)Reflects a 1.5693:1 reverse stock split which occurred on the date of reorganization, June 26, 2015.

Assuming this reorganization had been completed on July 9, 2014, the Large Cap Fund’s results of operations for the year ended June 30, 2015 would have been as follows:

Net investment income	$1,208,935
Net realized and unrealized gain on investments	$13,797,528
Net increase in net assets from operations	$15,006,463

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Large Cap Fund that have been included in its statements of operations since the reorganization.

Notes to Financial Statements (Continued)

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued.There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statement.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Touchstone International Small Cap Fund, Touchstone Large Cap Fund, Touchstone Small Cap Value Opportunities Fund, and Touchstone Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone International Small Cap Fund, Touchstone Large Cap Fund, Touchstone Small Cap Value Opportunities Fund and Touchstone Value Fund (the “Funds”) (four of the funds constituting the Touchstone Strategic Trust) as of June 30, 2015, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the years or periods ended June 30, 2013 through June 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through June 30, 2012 were audited by other auditors, whose report dated August 20, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone International Small Cap Fund, Touchstone Large Cap Fund, Touchstone Small Cap Value Opportunities Fund and Touchstone Value Fund (four of the funds constituting the Touchstone Strategic Trust) at June 30, 2015, the results of their operations and the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the years or periods ended June 30, 2013 through June 30, 2015, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

August 21, 2015

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2015. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Touchstone International Small Cap Fund	100.00%
Touchstone Large Cap Fund	100.00%
Touchstone Small Cap Value Opportunities Fund	9.72%
Touchstone Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended June 30, 2015 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Touchstone International Small Cap Fund	4.32%
Touchstone Large Cap Fund	100.00%
Touchstone Small Cap Value Opportunities Fund	10.78%
Touchstone Value Fund	99.79%

For the fiscal year ended June 30, 2015, the Small Cap Value Opportunities Fund and Value Fund designated $12,656,212 and $31,064,286 as long-term capital gains, respectively.

Foreign Tax Income & Foreign Tax Credit

International Small Cap Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended June 30, 2015, the total amount of foreign source income is $4,252,943 or $0.29 per share. The total amount of foreign taxes to be paid is $286,474 or $0.02. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees;

Other Items (Unaudited) (Continued)

and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2015	2015	2015	2015*
Touchstone International Small Cap Fund
Class A	Actual	1.55%	$1,000.00	$1,129.19	$8.18
Class A	Hypothetical	1.55%	$1,000.00	$1,017.11	$7.75

Class C	Actual	2.30%	$1,000.00	$1,125.09	$12.12
Class C	Hypothetical	2.30%	$1,000.00	$1,013.39	$11.48

Class Y	Actual	1.30%	$1,000.00	$1,130.85	$6.87
Class Y	Hypothetical	1.30%	$1,000.00	$1,018.35	$6.51

Institutional Class	Actual	1.18%	$1,000.00	$1,131.64	$6.24
Institutional Class	Hypothetical	1.18%	$1,000.00	$1,018.94	$5.91

Touchstone Large Cap Fund
Class A	Actual	1.12%	$1,000.00	$990.69	$5.53
Class A	Hypothetical	1.12%	$1,000.00	$1,019.24	$5.61

Class C	Actual	1.87%	$1,000.00	$987.89	$9.22
Class C	Hypothetical	1.87%	$1,000.00	$1,015.52	$9.35

Class Y	Actual	0.87%	$1,000.00	$991.64	$4.30
Class Y	Hypothetical	0.87%	$1,000.00	$1,020.48	$4.36

Institutional Class	Actual	0.77%	$1,000.00	$992.57	$3.80
Institutional Class	Hypothetical	0.77%	$1,000.00	$1,020.98	$3.86

Touchstone Small Cap Value Opportunities Fund
Class A	Actual	1.43%	$1,000.00	$1,028.64	$7.19
Class A	Hypothetical	1.43%	$1,000.00	$1,017.70	$7.15

Class C	Actual	2.18%	$1,000.00	$1,025.15	$10.95
Class C	Hypothetical	2.18%	$1,000.00	$1,013.98	$10.89

Class Y	Actual	1.18%	$1,000.00	$1,029.28	$5.94
Class Y	Hypothetical	1.18%	$1,000.00	$1,018.94	$5.91

Institutional Class	Actual	1.10%	$1,000.00	$1,030.50	$5.54
Institutional Class	Hypothetical	1.10%	$1,000.00	$1,019.34	$5.51

Touchstone Value Fund
Class A	Actual	1.08%	$1,000.00	$1,013.56	$5.39
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41

Class C	Actual	1.83%	$1,000.00	$1,010.09	$9.12
Class C	Hypothetical	1.83%	$1,000.00	$1,015.72	$9.15

Class Y	Actual	0.83%	$1,000.00	$1,014.75	$4.15
Class Y	Hypothetical	0.83%	$1,000.00	$1,020.68	$4.16

Institutional Class	Actual	0.68%	$1,000.00	$1,015.60	$3.40
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half period).

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YMCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	43	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	43	None.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	43	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	43	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	43	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust’s Distributor, and an officer of affiliates of the Advisor and the Trust’s Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of June 30, 2015, The Touchstone Fund Complex consisted of 17 series of the Trust, 1 series of Touchstone Tax-Free Trust, 13 series of Touchstone Funds Group Trust, 2 series of the Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, and 9 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served, and principal occupations the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. (2003 to 2010).
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54BB-TST-AR-1506

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The Audit fees totaled $56,200 and $56,200 in fiscal 2015 and 2014, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

There were no audit related fees for the fiscal years ended June 30, 2015 and June 30, 2014.

Tax Fees

(b)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,800 for 2015 and $20,800 for 2014.

Fees for fiscal years ended June 30, 2015 and June 30, 2014 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(c)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $19,688 for 2015 and $15,794 for 2014. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $40,488 for 2015 and $36,594 for 2014.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	08/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	08/28/15

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	08/28/15

* Print the name and title of each signing officer under his or her signature.